SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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CYTYC CORPORATION

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CYTYC CORPORATION

85 Swanson Road

Boxborough, MA 01719

NOTICE OF ANNUAL MEETING

TO BE HELD ON MAY 26, 2004

To the Stockholders of Cytyc Corporation:

Notice is hereby given that the annual meeting of stockholders (the “Annual Meeting”) of Cytyc Corporation, a Delaware corporation (the “Company”), will be held at 11:00 a.m., local time, on Wednesday, May 26, 2004, at the Company’s headquarters located at 85 Swanson Road, Boxborough, Massachusetts 01719, to consider and act upon the following proposals:

1.	To elect three directors to Class II of the Company’s Board of Directors, each to serve for a term of three years or until his or her successor is elected and qualified.

2.	To approve the Company’s 2004 Omnibus Stock Plan, which provides for the issuance of up to 12,250,000 shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”), in the form of stock options and other stock awards.

3.	To approve the Company’s 2004 Employee Stock Purchase Plan, which provides for the issuance of up to 2,000,000 shares of Common Stock to participating employees.

4.	To ratify the selection of Deloitte & Touche LLP, independent certified public accountants, as auditors for the fiscal year ending December 31, 2004.

5.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on April 5, 2004 as the record date. Only the holders of record of the Company’s Common Stock on the record date are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

A. Suzanne Meszner-Eltrich

Corporate Secretary

Boxborough, Massachusetts

April 13, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES USING THE ENCLOSED ENVELOPE.

CYTYC CORPORATION

85 Swanson Road

Boxborough, MA 01719

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

May 26, 2004

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Cytyc Corporation, a Delaware corporation, for use at the Annual Meeting of our stockholders to be held on Wednesday, May 26, 2004 (the “Annual Meeting”) at 11:00 a.m., local time, at our headquarters located at 85 Swanson Road, Boxborough, Massachusetts 01719, or at any adjournments or postponements thereof. Our Summary Annual Report and Form 10-K, which includes our financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 2003, together with this Proxy Statement, are being mailed on or about April 16, 2004 to all stockholders entitled to vote at the Annual Meeting.

Record Date

The Board of Directors has fixed the close of business on April 5, 2004 as the record date (the “Record Date”). Accordingly, only holders of record of our Common Stock, $.01 par value per share (“Common Stock”), as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or an adjournment or postponement thereof. As of the Record Date, an aggregate of 110,411,050 shares of our Common Stock were issued and outstanding. The holders of our Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting.

Business to be Transacted

At the Annual Meeting, stockholders will act upon the following proposals:

1.	To elect three directors to Class II of our Board of Directors, each to serve for a term of three years or until his or her successor is elected and qualified.

2.	To approve our 2004 Omnibus Stock Plan, which provides for the issuance of up to 12,250,000 shares of our Common Stock in the form of stock options and other stock awards.

3.	To approve our 2004 Employee Stock Purchase Plan, which provides for the issuance of up to 2,000,000 shares of our Common Stock to participating employees.

4.	To ratify the selection of Deloitte & Touche LLP, independent certified public accountants, as auditors for the fiscal year ending December 31, 2004.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Board of Directors’ Recommendation for Voting on the Proposals

The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” each of the 2004 Omnibus Stock Plan and the 2004 Employee Stock Purchase Plan, and “FOR” the appointment of Deloitte & Touche LLP as our auditors for the fiscal year ending December 31, 2004.

Voting of Shares by Proxy

Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (1) filing with our Corporate Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a date later than the date of such proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Cytyc Corporation, 85 Swanson Road, Boxborough, MA 01719, Attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

Quorum and Votes Required

The representation in person or by proxy of at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from the nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the meeting. On all other matters being submitted to stockholders, the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on each such matter is required for approval. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker “non-votes” are not considered voted for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

The persons named as the proxies, Patrick J. Sullivan and Leslie Teso-Lichtman, were selected by the Board of Directors and are our officers. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy. In addition to the election of three Class II Directors, the stockholders will consider and vote upon proposals to approve the 2004 Omnibus Stock Plan and the 2004 Employee Stock Purchase Plan and to ratify the selection of auditors, all as further described in this Proxy Statement. All proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting.

Other Business

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as the proxies.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently has nine (9) members. Our Third Amended and Restated Certificate of Incorporation, as amended, divides our Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms.

Walter E. Boomer, Daniel J. Levangie and Joseph B. Martin, M.D., Ph.D. are Class II directors whose terms expire at the Annual Meeting. The Board is also composed of three (3) Class I directors (Sally W. Crawford, Patrick J. Sullivan and Wayne Wilson), whose terms expire upon the election and qualification of directors at the Annual Meeting to be held in 2006, and three (3) Class III directors (Brock Hattox, William McDaniel and Marla S. Persky), whose terms expire upon the election and qualification of directors at the Annual Meeting to be held in 2005.

Three (3) Class II Directors will be elected at this Annual Meeting, each for a term of three years. The Class II nominees, Walter E. Boomer, Daniel J. Levangie and Joseph B. Martin, M.D., Ph.D, are each currently serving as Class II directors of our company. Shares represented by all proxies received by the Board of Directors and not marked to withhold authority to vote for the nominees will be voted FOR the election of all three nominees, to hold office until the Annual Meeting to be held in 2007 or until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. All of the nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable or unwilling to serve, the proxies may vote for the election of a substitute nominee designated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE NOMINEES LISTED BELOW

The following table sets forth for each nominee to be elected at the Annual Meeting and for each director whose term of office will extend beyond the Annual Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with our company, the year in which each nominee’s or director’s term will expire and the class of director of each nominee or director:

Nominee’s or Director’s Name and Year Nominee or Director First Became a Director	Position(s) Held with our Company	Year Term Will Expire	Class of Director
Nominees:
Walter E. Boomer (2000)	Director	2007	II
Daniel J. Levangie (2003)	Executive Vice President, Commercial Operations, and Director	2007	II
Joseph B. Martin, M.D., Ph.D. (2002)	Director	2007	II

Continuing Directors:
Sally W. Crawford (1998)	Director	2006	I
Patrick J. Sullivan (1994)	Chairman of the Board, Chief Executive Officer and President	2006	I
Wayne Wilson (2003)	Director	2006	I
Brock Hattox (2003)	Director	2005	III
William McDaniel (1987)	Vice Chairman of the Board and Lead Independent Director	2005	III
Marla S. Persky (2003)	Director	2005	III

DIRECTORS

The following table sets forth for each continuing director and each nominee to be elected at the Annual Meeting, such director’s or nominee’s age as of April 1, 2004 and board committee assignments:

Name	Age
Patrick J. Sullivan	52
William McDaniel(3)	63
Walter E. Boomer(1)(3)	65
Sally W. Crawford(1)(3)	50
Brock Hattox(1)(2)(4)	56
Daniel J. Levangie	54
Joseph B. Martin, M.D., Ph.D(3)(4)	65
Marla S. Persky(2)(4)	48
Wayne Wilson(2)(4)	55

(1)	Member of Compensation Committee
(2)	Member of Audit Committee
(3)	Member of Nominating and Corporate Governance Committee
(4)	Member of Finance Committee

Directors to be Elected at the Annual Meeting

Walter E. Boomer    Mr. Boomer became our director in February 2000. From March 1997 until his retirement in April 2004, he served as President and Chief Executive Officer and, since April 2002, Chairman and Chief Executive Officer of Rogers Corporation, a specialty materials manufacturer. Prior to joining Rogers Corporation, Mr. Boomer was Executive Vice President of McDermott International, Inc., and President of its Babcock and Wilcox Power Generation Group. Mr. Boomer joined the Marine Corps in 1960, where he served until August 1994, achieving the rank of General in August 1986. From August 1992 to August 1994, Mr. Boomer served as Assistant Commandant, the second highest position in the Marine Corps. Mr. Boomer serves as a director of Baxter International Inc., Connecticut Business and Industry Association and Rogers Corporation.

Daniel J. Levangie    Mr. Levangie became our director in July 2003. He has served as our Executive Vice President, Commercial Operations, since August 2003. From August 2002 to July 2003, Mr. Levangie served as President and Chief Executive Officer of Cytyc Health Corporation, a former wholly-owned subsidiary of our company. From January to July 2002, he served as our President and Chief Operating Officer. From 1999 to January 2002, Mr. Levangie served in several executive positions for our company. Prior to joining our company, Mr. Levangie was employed in several sales and marketing positions for twelve years by Abbott Laboratories, a diversified healthcare company. Mr. Levangie received a B.S. in Pharmacy from Northeastern University.

Joseph B. Martin, M.D., Ph.D.    Dr. Martin became our director in January 2002. Since 1997, he has served as the Dean of the Faculty of Medicine, Harvard University. Prior to joining Harvard University, from 1993 to 1997, Dr. Martin was the Chancellor for the University of California, San Francisco. Dr. Martin serves as a director of Scientific Learning Corporation and Baxter International, Inc.

Directors Whose Terms Extend Beyond the Annual Meeting

Patrick J. Sullivan    Mr. Sullivan has served as our Chief Executive Officer and as our director since March 1994. In January 2001, he was named Vice Chairman of the Board of Directors and in January 2002 he was named Chairman-elect. In May 2002, Mr. Sullivan became Chairman of the Board. From March 1994 to January 2002, and from July 2002 to the present, Mr. Sullivan also has been serving as President, and from January 1991 to March 1994, Mr. Sullivan served as Vice President of Sales and Marketing. Prior to joining our company,

Mr. Sullivan was employed in several senior marketing positions for five years by Abbott Laboratories, a diversified healthcare company, and was a consultant with McKinsey and Company, an international management consulting firm. Mr. Sullivan is a graduate, with distinction, of the United States Naval Academy and received an M.B.A., with distinction, from Harvard University.

William McDaniel    Mr. McDaniel became our director in April 1987 and served as a consultant to us from March 1995 to February 1997. In January 2001, he was named Vice Chairman of the Board of Directors and he serves as Lead Independent Director. Mr. McDaniel served as a consultant to and a director of CP Ventures, Inc., a venture capital firm, from April 1995 to April 1996 and June 1996, respectively. From 1987 to March 1995, Mr. McDaniel was the President and a director of CP Ventures, Inc.

Sally W. Crawford    Ms. Crawford became our director in January 1998. From April 1985 until January 1997, Ms. Crawford served as Chief Operating Officer of Healthsource, Inc., a publicly-held managed care organization headquartered in New Hampshire. During her tenure at Healthsource, Inc., Ms. Crawford held a variety of positions and responsibilities, including leading that company’s Northern Region operations and marketing efforts. Since January 1997, Ms. Crawford has been a health care consultant in New Hampshire. Ms. Crawford serves as a director of Exact Sciences Corporation and Chittenden Corporation.

Brock Hattox    Mr. Hattox became our director in July 2003. He served as Chairman, Chief Executive Officer and President of National Service Industries from December 2001 to his retirement in June 2003, and as Chief Financial Officer from September 1996 to November 2001. Mr Hattox also serves as a director of Stone Mountain Industrial Park, a privately held company.

Marla S. Persky    Ms. Persky became our director in November 2003. In March 2004, she was named Acting General Counsel for Baxter International Inc., and from February 2001 until that time she served as the Deputy General Counsel of Baxter Healthcare Corporation, the principal domestic operating subsidiary of Baxter International Inc. After joining Baxter International Inc. in March 1986, she held a number of legal and executive roles. From January 1998 to March 2004, she served as the General Counsel, Renal Business Group, and from March 2000 to February 2001, Ms. Persky served as General Manager, Althin Medical, Inc. From February 1997 to May 1998, she served as Assistant Corporate Secretary, and, from August 1994 to December 1997, Ms. Persky served as Associate General Counsel, Biotech Business Group.

Wayne Wilson    Mr. Wilson became our director in July 2003. A certified public accountant, Mr. Wilson has been an independent business advisor since September 2002. From January 1998 to September 2002, Mr. Wilson served as President and Chief Operating Officer, and from August 1995 to January 1998, he served as Senior Vice President, Chief Operating Officer and Chief Financial Officer, of PC Connection, Inc., a direct marketer of information technology products and services. From June 1986 to August 1995, he was a partner in the Assurance and Advisory Services practice of Deloitte & Touche LLP. Mr. Wilson also serves as a director of Edgewater Technology, Inc.

GOVERNANCE OF OUR COMPANY

The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Finance Committee. The Board of Directors is composed of a majority of “independent” directors, and all of the committees are composed entirely of “independent” directors, as such term is defined in the listing standards of The Nasdaq Stock Market. In addition, the Audit Committee is composed entirely of “independent” directors as such term is defined in Section 10A(m)(3) of the Securities Exchange Act of 1934. The Board of Directors has adopted a charter for each of the four standing committees and corporate governance principles that address the make-up and functioning of the Board. The Board of Directors has also adopted a code of business conduct and ethics that applies to all of our employees, officers and directors. Copies of the Audit Committee charter and the Nominating and Corporate Governance Committee charter are attached to this Proxy Statement as Appendix A and B, respectively. If you would like to obtain a copy of the code of business conduct and ethics, you should contact us by telephone at: (978) 266-3051. Upon your request, we will provide a copy of this document without charge.

Meetings of the Board of Directors and its Committees

The Board of Directors met ten times and acted by unanimous written consent four times during the fiscal year ended December 31, 2003. During the year ended December 31, 2003, each of our directors attended at least 75 percent of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he or she served.

The Audit Committee is responsible for assisting the Board of Directors in its oversight of the integrity of our consolidated financial statements, the qualifications and independence of our independent auditors, and our internal financial and accounting controls. The Audit Committee met eleven times during 2003. Messrs. Hattox and Wilson and Ms. Persky are the current members of the Audit Committee, and Mr. Wilson serves as Chair.

Audit Committee Financial Expert.    The Board of Directors has determined that Mr. Wilson is an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K, and “independent” for purposes of current listing standards of The Nasdaq Stock Market and Section 10A(m)(3) of the Securities Exchange Act of 1934.

The Compensation Committee determines the compensation of our senior management based on data provided by an independent compensation consultant engaged by the Compensation Committee, and administers our stock plans. The Compensation Committee met six times and acted by written consent three times during 2003. Messrs. Boomer and Hattox and Ms. Crawford are the current members of the Compensation Committee, and Ms. Crawford serves as Chair.

The Finance Committee is responsible for advising management on financing strategies, securities offerings, acquisitions, divestitures, capital expenditures, budgetary and similar matters. The Finance Committee met three times during 2003. Messrs. Hattox, Martin and Wilson and Ms. Persky are the current members of the Finance Committee, and Mr. Hattox serves as Chair.

The Nominating and Corporate Governance Committee is responsible for recommending to the Board of Directors potential candidates to be nominated for election or appointment as our directors as well as consideration of issues relating to the corporate governance of our company, including periodically reviewing our corporate governance guidelines, recommending the membership and chair of our Board committees and leading the succession planning process for our executive officers. The Nominating and Corporate Governance Committee also considers stockholder suggestions regarding possible candidates for director as described below under “Nomination of Directors.” The Nominating and Corporate Governance Committee met six times and acted by written consent three times during 2003. Messrs. Boomer, Martin and McDaniel and Ms. Crawford are the current members of the Nominating and Corporate Governance Committee, and Mr. McDaniel serves as Chair.

Attendance by Directors at the Annual Meeting of Stockholders

Earlier this year, the Board of Directors scheduled a Board meeting in conjunction with our annual meeting of stockholders. Our directors are expected to attend the annual meeting of stockholders on May 26, 2004 absent a valid reason such as illness. All nine directors then serving on the Board of Directors attended the annual meeting of stockholders held on May 15, 2003.

Stockholder Communications with the Directors

Cytyc stockholders who want to communicate with the Board of Directors or any individual director can write to: Cytyc Corporation, 85 Swanson Road, Boxborough, MA 01719, Attention: Corporate Secretary. Your letter should state that you are a Cytyc stockholder. All communications will be received and processed by our Corporate Secretary, who will present such communications to the Nominating and Corporate Governance Committee. In the alternative, you can also call the Cytyc Compliance Hotline at 1-800-826-6762. All corporate governance related messages left on this service will be forwarded to the Nominating and Corporate Governance Committee.

Based on the nature of the communication, the Nominating and Corporate Governance Committee will:

•	forward the communication to the director or directors to whom it is addressed;

•	forward the inquiry to our management for resolution (for example where it is a request for information about our company or it is a stock-related matter); or

•	handle the inquiry directly.

At each Board meeting, the Nominating and Corporate Governance Committee presents a summary of all stockholder communications received since the last meeting and makes the communications available to the directors on request.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors. The Nominating and Corporate Governance Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating and Corporate Governance Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating and Corporate Governance Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of The Nasdaq Stock Market;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating and Corporate Governance Committee must comply with the advance notice provisions and other requirements of Section 1.10 of our by-laws, as if such recommendation were a nomination. This notification must be received by us not later than December 14, 2004 and not earlier than November 14, 2004, and must provide information about the nominee’s qualifications for Board membership and other information required by the by-laws. Stockholders who intend to recommend a director candidate to the Nominating and Corporate Governance Committee for consideration are urged to obtain and thoroughly review a copy of our by-laws. To obtain a copy of our by-laws, stockholders should contact our Corporate Secretary at 85 Swanson Road, Boxborough, MA 01719.

All candidates submitted by stockholders will be evaluated by the Nominating and Corporate Governance Committee according to the criteria discussed above and in the same manner as all other director candidates.

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

The following table sets forth the annual and long-term compensation for fiscal years ended December 31, 2003, 2002 and 2001 for (1) our Chief Executive Officer, and (2) each of our four other most highly compensated executive officers who were serving as executive officers as of December 31, 2003 and whose salary and bonus exceeded $100,000 for fiscal year 2003 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

			Annual Compensation					Long-Term Compensation Awards(1)
Name and Principal Position	Year		Salary	Bonus(2)	Other Annual Compensation(3)			Restricted Stock Awards(4)	Securities Underlying Options (# of Shares)	All Other Compensation(5)
Patrick J. Sullivan Chairman, Chief Executive Officer and President	2003 2002 2001		$474,808 449,712 375,000	$675,000 — 599,989		— — —		$0 0 18,908	280,000 850,000 750,000	$6,000 6,000 5,100

Daniel J. Levangie Executive Vice President, Commercial Operations	2003 2002 2001		$350,000 349,615 250,000	$375,000 — 350,005		— — —		$0 0 11,349	240,000 600,000 600,000	$6,000 6,000 5,100

Christopher A. Bleck Vice President, Worldwide Marketing	2003 2002 2001	(6)	$325,000 325,000 20,000	$300,000 — 150,010	$	— 527,107 —	(7)	$0 0 0	80,000 175,000 300,000	$6,000 6,000 0

James Linder, M.D. Sr. Vice President, Chief Medical Officer	2003 2002	(8)	$300,000 289,616	$250,000 —	$	— 158,283	(9)	$0 0	80,000 330,000	$0 0

A. Suzanne Meszner-Eltrich Sr. Vice President, General Counsel and Secretary	2003 2002 2001		$219,731 184,962 175,000	$200,000 — 150,000		— — —		$0 0 4,403	80,000 200,000 150,000	$6,000 6,000 4,287

(1)	We did not grant any stock appreciation rights or make any long term incentive plan payouts to the Named Executive Officers during the fiscal years ended December 31, 2003, 2002 and 2001.

(2)	Includes the value of cash bonus and non-cash bonus in the form of unrestricted bonus shares attributable to each year’s performance (“Bonus Shares”), but excludes the value of restricted stock awards, which shares are included in the Restricted Stock Awards column. Bonuses are reported in the year earned even if paid in a subsequent year. Twenty-five percent (25%) of the net bonus amount awarded to each Named Executive Officer for fiscal year 2001 was awarded in Bonus Shares (the “Bonus Share Amount”). The number of Bonus Shares awarded was determined by dividing the Bonus Share Amount by the average closing market price of our Common Stock on The Nasdaq National Market over the last ten business days of the fiscal year in which such Bonus Shares were earned, which was $26.442. The value of Bonus Shares as disclosed in this table is determined by multiplying the number of shares awarded by the closing market price of our Common Stock on The Nasdaq National Market on the date such Bonus Shares were granted, which was $24.46.

(3)	Unless otherwise indicated, other annual compensation includes (i) medical, group life insurance and other benefits received by the Named Executive Officers which are available generally to all salaried employees of our company and (ii) certain perquisites and other personal benefits received by the Named Executive Officers. Unless otherwise indicated, the total value of other annual compensation does not exceed the lesser of $50,000 or 10 percent of the Named Executive Officer’s total salary and bonus reported in this table.

(4)	The number of shares of restricted stock awarded to the Named Executive Officers for fiscal year 2001 was equal to 25 percent of the number of Bonus Shares awarded to such person for such year. Such restricted stock awards are subject to transfer and forfeiture restrictions and vest in one-third increments annually over a three-year period. Dividends will be paid on such shares when and if declared by the Board of Directors. The value of restricted stock awards as disclosed in this table is determined by multiplying the number of shares awarded by the closing market price of our Common Stock on The Nasdaq National Market on the date such restricted shares were granted, which was $24.46. Restricted stock awards are reported in the year earned even if paid in a subsequent year. The following table contains information on the restricted stock held by the Named Executive Officers at December 31, 2003.

Name	Number of restricted shares awarded during prior three fiscal years	Number of restricted shares held at December 31, 2003	Market value of restricted shares held at December 31, 2003
Patrick J. Sullivan	773	1,628	$22,532
Daniel J. Levangie	464	974	13,480
Christopher A. Bleck	0	0	0
James Linder, M.D	159	534	7,391
A. Suzanne Meszner-Eltrich	147	327	4,526

The market values disclosed in this footnote are determined by multiplying the number of shares by the closing market price of our Common Stock on The Nasdaq National Market on December 31, 2003, which was $13.84.

(5)	All other compensation represents matching contributions made by us to the Cytyc Corporation 401(k) Retirement Plan on behalf of the Named Executive Officers.

(6)	Mr. Bleck joined us on December 10, 2001.

(7)	Includes $387,529 paid by us for relocation expenses and $100,000 for a signing bonus paid in 2002.

(8)	Prior to the commencement of his employment on January 11, 2002, Dr. Linder served as a consultant to us for six years.

(9)	Includes $119,969 paid by us for relocation expenses.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2003. Options are subject to the employee’s continued employment. We did not grant any stock appreciation rights during the fiscal year ended December 31, 2003.

Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price (per share)(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
						5%	10%
Patrick J. Sullivan	280,000	(3)	5.8%	$12.65	11/20/09	$1,204,619	$2,732,869

Daniel J. Levangie	240,000	(3)	5.0%	12.65	11/20/09	1,032,530	2,342,459

Christopher A. Bleck	80,000	(4)	1.7%	12.65	11/20/09	344,177	780,820

James Linder, M.D	80,000	(4)	1.7%	12.65	11/20/09	344,177	780,820

A. Suzanne Meszner-Eltrich	80,000	(4)	1.7%	12.65	11/20/09	344,177	780,820

(1)	The exercise price per share of each option was determined by the Board of Directors to be equal to the closing market price per share of our Common Stock as quoted on The Nasdaq National Market on the date of grant.

(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5 percent and 10 percent compounded annually from the date the respective options were granted to their expiration date. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account any federal or state tax consequences of option exercises or sales of appreciated stock. This table does not take into account any appreciation in the price of our Common Stock since the date of grant.

(3)	These options, which were granted under our 1995 Stock Plan, vest over a five year period, at a rate of 20 percent annually, until exercisable in full.

(4)	These options, which were granted under our 1995 Stock Plan, vest 50 percent on November 20, 2004 and 12.5 percent on November 20 of each subsequent year until exercisable in full.

Aggregate Option Exercises and Year-End Values

The following table sets forth certain information with respect to options to purchase our Common Stock granted to the Named Executive Officers, including (1) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ended December 31, 2003; (2) the net value realized upon such exercise; (3) the number of unexercised options outstanding at December 31, 2003; and (4) the value of unexercised options at exercise prices equal to or less than the fair market value of our Common Stock at December 31, 2003 (also known as “In-the-Money” options).

Name	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at December 31, 2003 Exercisable/Unexercisable		Value of Unexercised, In-the-Money Options at December 31, 2003(2) Exercisable/Unexercisable
Patrick J. Sullivan.	590,413	$5,657,018	1,139,059	1,010,628	$2,068,600	$1,142,889
Daniel J. Levangie.	0	0	1,184,296	817,313	3,986,850	975,494
Christopher A. Bleck	0	0	193,750	361,250	133,000	494,200
James Linder, M.D.	20,000	263,375	629,721	328,229	3,742,719	323,995
A. Suzanne Meszner-Eltrich.	17,729	111,035	233,421	258,370	319,355	326,480

(1)	Amounts calculated by subtracting the aggregate exercise price of the options from the closing market price of the underlying Common Stock as quoted on The Nasdaq National Market on the date of exercise, and do not reflect amounts actually received by the Named Executive Officers.

(2)	Amounts calculated by subtracting the exercise price of the options from the closing market price of the underlying Common Stock (adjusted for stock splits) as quoted on The Nasdaq Stock Market on December 31, 2003 of $13.84 per share, multiplied by the number of shares underlying the options, and do not reflect amounts that actually may be received by the Named Executive Officers upon exercise of options.

Change of Control Arrangements

On July 23, 2003, we entered into change of control agreements with certain executive officers, including Mr. Sullivan, Mr. Levangie, Mr. Bleck, Ms. Meszner-Eltrich and Dr. Linder, which provide for payments and benefits in connection with specified terminations of employment after a change of control of our company. These change of control agreements replaced previous change of control agreements between us and the executive officers dated July 30, 2002. The new change of control agreements have an initial term from July 23, 2003 to December 31, 2006, which will be automatically renewed for an additional year each year thereafter, unless within sixty days prior to the termination date we give written notice of non-renewal to the executive officer. However, the change of control agreements will continue in effect for a period of 24 months beyond this term if a change of control occurs.

The executive officer who is a party to a change of control agreement will be entitled to receive the following payments and benefits from us if a change of control occurs during the term of the agreement and the executive’s employment is terminated by (1) the executive officer for good reason (as defined in the agreement) during the period commencing upon a change of control event and ending two years after a change of control (the “change of control period”), (2) our company other than for cause (as defined in the agreement) during the change of control period or (3) our company other than for cause in anticipation of a changes of control:

•	the sum of (1) unpaid annual base salary through the termination date, (2) the annual bonus prorated for the year through the termination date, and (3) unpaid compensation previously deferred by the executive officer, if any (together with any accrued interest or earnings thereon), and unpaid accrued vacation pay (collectively, “accrued obligations”);

•	the amount equal to product of (1) the executive officer’s annual base salary and bonus and (2) 1.5 for Ms. Meszner-Eltrich and Dr. Linder, 2 for Mr. Bleck, and 3 for Messrs. Sullivan and Levangie, to be paid in a cash lump sum within 30 days of the termination date;

•	continuation of all medical and welfare benefits provided by us to the executive and/or family prior to the termination date for a period of 1.5 years for Ms. Meszner-Eltrich and Dr. Linder, 2 years for Mr. Bleck and 3 years for Messrs. Sullivan and Levangie or, if we are not able to provide such benefits, then reimbursement to the executive for 125% of our cost for such benefits; and

•	outplacement services the scope and provisions of which will be at the highest level provided by us to peer employees.

In the event that any payment by us to an executive officer in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, we will be obligated to make whole the executive officer with respect to such excise tax.

If the executive officer’s employment is terminated for cause during the change of control period, the agreements will terminate without further obligations to the executive officer, other than the obligation to pay: (1) unpaid annual base salary through the termination date; (2) unpaid compensation previously deferred by the executive officer, if any; and (3) any other benefits required to be paid or provided by us to the executive officer through the termination date. If the executive officer voluntarily terminates employment during the change of control period, excluding a termination for good reason, the agreement will terminate without further obligations, other than for (a) accrued obligations to be paid in a cash lump sum within 30 days of the termination date and (b) any other benefits required to be paid or provided by us to the executive officer through the termination date.

An executive officer’s receipt of severance benefits pursuant to a change of control agreement is subject to the following conditions: (1) execution of a general release of our company by the executive officer; (2) presentation of satisfactory evidence that the executive has returned all of our company property, confidential information and documentation to us; (3) compliance with the provisions of the confidentiality agreement and non-competition agreement that the executive officer has entered into with us; and (4) submission to us of a signed written resignation of the executive officer’s status as our officer and/or director or of any of our affiliates, if applicable. If we determine in good faith that the executive officer has breached, or has threatened to breach, any material provision of the confidentiality agreement or the non-compete agreement, we will immediately terminate all severance benefits and the executive officer will no longer be entitled to such benefits.

Compensation Committee Report on Executive Compensation

Pursuant to authority delegated by the Board of Directors and its charter, the Compensation Committee reviews and determines the compensation of our Chief Executive Officer and all other officers. The Compensation Committee is also responsible for the administration of our stock compensation plans under which option grants and direct stock issuances may be made to our officers and other employees. The Compensation Committee consists entirely of independent (as independence is defined in the listing standards of The Nasdaq Stock Market currently in effect) directors who are not officers or employees of our company.

Overview and Philosophy.    We use our executive compensation program to achieve the following objectives:

•	to align the interests of officers with the success of our company;

•	to provide compensation that attracts, retains, and motivates the best leaders required to achieve our company’s strategic objectives, as approved by the Board of Directors;

•	to align the interests of officers with stockholders by providing long-term equity incentives; and

•	to increase the long-term profitability of our company, thereby increasing stockholder value.

Compensation under the executive compensation program is comprised of base salary, annual cash incentive bonuses, long-term incentive awards in the form of stock option and restricted stock grants, and various other qualified and supplemental benefit programs. It is the Compensation Committee’s objective to have a portion of each officer’s compensation contingent upon the achievement of specific predetermined corporate objectives as well as upon each officer’s individual level of performance. In addition, the executive compensation program includes various other benefits, including medical and insurance plans, our 401(k) Plan, the 1995 Stock Plan and the 1995 Employee Stock Purchase Plan, which plans are generally available to all employees of our company. In the future, the compensation program may also include the 2004 Employee Stock Purchase Plan and the 2004 Omnibus Stock Plan if such plans are approved by the stockholders at the Annual Meeting. The Compensation Committee reviews executive compensation reports prepared by independent organizations engaged by the Compensation Committee in order to evaluate the appropriateness of its executive compensation program.

The principal factors which the Compensation Committee considered with respect to each officer’s compensation package for fiscal year 2003 are summarized below. The Compensation Committee may, however, in its discretion, apply different or additional factors in making decisions with respect to executive compensation in future years.

Base Salary.    Compensation levels for each of our officers, including the Chief Executive Officer, are generally set within a range of salaries that the Compensation Committee believes are paid to peers with comparable qualifications, experience, responsibilities and performance at similar companies. In setting compensation levels, the Compensation Committee takes into account such factors as (1) our past performance and expectations of future performance, (2) individual performance and experience, (3) the executive compensation reports of independent consultant engaged by the Committee and (4) past salary levels. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to our company’s long-term goals and strategies. Generally, salary decisions for our officers are made after the end of each fiscal year.

Fiscal year 2003 base salaries were determined by the Compensation Committee after considering the base salary level of the officers in prior years, and taking into account for each officer the amount of base salary as a component of total compensation. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Compensation Committee in determining total compensation. Base salary levels for each of our officers, other than the Chief Executive Officer, were also based in part upon recommendations made by the Chief Executive Officer.

Bonus Compensation.    Bonus compensation for officers is based on our company’s achievement of predetermined corporate objectives, individual performance and a comparison of the actual performance of an officer against his or her predetermined performance objectives. Bonuses are generally awarded on an annual basis. In 2003, we set certain corporate performance objectives for revenue, profit before interest and taxes (PBIT) and cash flows from operations, as well as functionally tailored individual objectives for each executive, on the basis of which officers were paid incentive payments.

Long-Term Incentive Compensation.    The Compensation Committee believes that participation in our stock option program aligns the interests of officers with those of the stockholders. In addition, the Compensation Committee believes that equity ownership by officers helps to balance the short-term focus of annual incentive compensation with a longer term view and may help to retain executive talent. Long-term incentive compensation, in the form of stock options, allows officers to share in any appreciation in the value of our Common Stock. The Compensation Committee generally grants options that become exercisable over a four to five year period as a means of encouraging officers to remain with us and promote our success. The Compensation Committee awards options with exercise prices equal to the market price of the Common Stock on the date of grant. As a result, officers will benefit from these stock option grants only to the extent that the price of our Common Stock increases and our stockholders have also benefited.

When establishing stock option grant levels, the Compensation Committee considers general corporate performance, individual performance, the executive compensation reports of independent consultants engaged by the Compensation Committee, the Chief Executive Officer’s recommendations (for officers other than the Chief Executive Officer), the level of seniority and experience, existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the performance of our stock price.

The Compensation Committee generally grants stock option awards to officers at the time they commence employment or are promoted, as well as on an annual basis, consistent with the number of options granted to peers within and outside the industry at similar levels of skill, responsibility and tenure. In addition, the Compensation Committee may make performance-based awards from time-to-time, as it deems appropriate. In making such performance-based awards, the Compensation Committee considers individual contributions to our company’s financial, operational and strategic objectives.

Other Benefits.    We also have various broad-based employee benefit plans. Officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to officers under these plans. We also offer a stock purchase plan, under which employees may purchase our Common Stock at a discount, and a 401(k) Plan, which allows employees to invest in a wide array of funds on a pre-tax basis. We also maintain insurance and other benefit plans for our employees, including our officers. Additionally, our officers are eligible for a supplemental health reimbursement and financial services reimbursement program.

Chief Executive Officer Compensation.    In fiscal year 2003, our President and Chief Executive Officer, Patrick J. Sullivan, received a base salary of $475,000, which represents an increase of $25,000, or 5.6%, over his 2002 base salary. The Compensation Committee believes the base salary to be consistent with the compensation received by executives in similar capacities at companies within the same industry in which our company operates, as adjusted to reflect the relative size of our company to such comparable companies. For fiscal year 2003, Mr. Sullivan was awarded $675,000 in bonus compensation. Mr. Sullivan also received options to purchase up to 280,000 shares of our Common Stock as part of long term incentive compensation.

Tax Deductibility of Executive Compensation.    In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), we cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee’s present intention that, for so long as it is consistent with its overall compensation objectives, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m). For 2003, approximately $175,000 of Mr. Sullivan’s compensation was subject to the deduction limitation of Section 162(m) of the Code.

Respectfully Submitted by the

Compensation Committee:

Sally W. Crawford (Chair)

Walter E. Boomer

Brock A. Hattox

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Ms. Crawford and Messrs. Boomer and Hattox. No member of the Compensation Committee has ever been an officer or employee of our company (or any of its subsidiaries), was formerly an officer of our company (or any of its subsidiaries), and no “compensation committee interlocks” existed during fiscal year 2003.

Compensation of Directors

In accordance with the compensation program for non-employee directors approved by the Board of Directors on January 15, 2003, all non-employee directors were paid for services provided to us during 2003 as set forth below.

	Annual Payment	Per In-person Meeting	Per Telephonic Meeting
Board Meetings
Directors	$20,000	$1,000	$500

Audit Committee Meetings
Committee Chair	—	$2,000	$1,000
Committee Members	—	1,500	600

Other Committee Meetings
Committee Chair	—	$1,000	$500
Committee Members	—	750	300

Effective January 1, 2004, all non-employee members of the Board of Directors have been and will be paid as set forth below:

	Annual Payment	Per In-person Meeting	Per Telephonic Meeting
Board Meetings
Vice Chairman of the Board and Lead Independent Director	$45,000	$2,500	$1,250
Directors	30,000	1,500	750

Audit Committee Meetings
Committee Chair	$10,000	$2,000	$1,000
Committee Members	—	1,500	1,000

Other Committee Meetings
Committee Chair	$5,000	$1,000	$650
Committee Members	—	1,000	650

Patrick J. Sullivan and Daniel J. Levangie, employee directors of our company, did not receive any compensation for services rendered as a director.

The non-employee directors are also eligible to participate in our 2001 Non-Employee Director Stock Plan. Under the 2001 Non-Employee Director Plan, each non-employee director of our company may be granted stock options and opportunities to make direct purchases of stock and other equity interests in our company. Upon commencement of service as a director, each non-employee director has historically received an option to purchase up to 90,000 shares of our Common Stock, one-twelfth of which vests each calendar quarter for three years. In addition, each non-employee director is entitled, under our Amended and Restated Director Compensation Method Plan, to receive payment of the annual retainer fees for any calendar year either in cash or in shares of our Common Stock. Each non-employee director is entitled to receive an annual stock award of 1,000 shares of our Common Stock. Lastly, each non-employee director is paid a cash fee for every meeting attended. Each non-employee director may elect to defer the payment of the annual retainer, annual stock award and meeting attendance fees.

Any non-employee director who served on the Investment Committee of our wholly-owned subsidiary, Cytyc Healthcare Ventures, LLC, also received $1,000 per in-person meeting and $500 per telephonic meeting, as well as an option to purchase up to 45,000 shares of our Common Stock upon becoming a member of the Investment Committee. The Investment Committee was terminated on July 23, 2003.

Certain non-employee directors also hold options to purchase shares of our Common Stock granted under our 1995 Non-Employee Director Stock Option Plan. As of May 23, 2001, in connection with stockholder approval of the 2001 Non-Employee Director Stock Plan, the 1995 Non-Employee Director Stock Plan was terminated with respect to new options thereunder, such that no further options were granted under the 1995 Non-Employee Director Stock Plan, but all options previously outstanding thereunder remain in full force and effect.

Certain Relationships and Related Transactions

We have adopted a policy that all transactions between our company and our officers, directors, principal stockholders and their affiliates will be on terms no less favorable to our company than could be obtained by our company from unrelated third parties, and will be approved by the Audit Committee.

STOCK PERFORMANCE GRAPH

The following graph compares the percentage change in the cumulative total stockholder return on our Common Stock during the period from December 31, 1998, the last trading day before our 1999 fiscal year, through December 31, 2003, with the cumulative total return of The Nasdaq Market Index—U.S. Companies (“Nasdaq Market—U.S. Cos.”) and the Laboratory Analytical Instruments (SIC Code 3826) Index (“LAI Index”). The comparison assumes $100 was invested on December 31, 1998 in our Common Stock and in each of the foregoing indices and assumes any dividends were reinvested.

Comparison of Cumulative Total Return(1)(2)

(1)	This graph is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)	The stock price information shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Media General Financial Services, Inc., a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

PROPOSAL 2

APPROVAL OF OUR 2004 OMNIBUS STOCK PLAN

This section provides a summary of the terms of the 2004 Omnibus Stock Plan and the proposal to approve the plan.

The Board of Directors approved the 2004 Omnibus Stock Plan on March 24, 2004, subject to approval from our stockholders at this meeting. We are asking our stockholders to approve our 2004 Omnibus Plan as we believe that approval of the plan is essential to our continued success, and our current stock incentive plan, the 1995 Stock Plan, expires next year. The purpose of the 2004 Omnibus Stock Plan is to attract and encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the equity of our company and share in the future success of our company. In the judgment of the Board of Directors, an initial or periodic grant under the 2004 Omnibus Stock Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of the 2004 Omnibus Stock Plan participants with those of our stockholders.

The number of shares of our Common Stock reserved for issuance under the 2004 Omnibus Stock Plan is equal to 12,250,000 shares, no more than 8,200,000 of which shares may be issued as awards other than stock options or stock appreciation rights. Our 1995 Stock Plan and our 2001 Non-Employee Director Stock Plan will terminate if our stockholders approve the 2004 Omnibus Stock Plan, and no additional options or shares will be issued under these plans.

On the Record Date, the closing price of our Common Stock was $22.70 per share. There are currently no participants in the 2004 Omnibus Stock Plan. Because participation and the types of awards under the 2004 Omnibus Stock Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants, if the 2004 Omnibus Stock Plan is approved, are not currently determinable. On the Record Date, there were eight executive officers, approximately 980 employees and seven non-employee directors of our company and its subsidiaries who were eligible to participate in the 2004 Omnibus Stock Plan.

The affirmative vote of a majority of the shares of our Common Stock voting on the proposal at the Annual Meeting is required to approve the 2004 Omnibus Stock Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the 2004 Omnibus Stock Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A

VOTE “FOR” THE APPROVAL OF THE 2004 OMNIBUS STOCK PLAN.

Equity Compensation Plan Information

We currently offer various employee and director equity compensation plans, including the 1995 Stock Plan, the 1995 Non-Employee Director Stock Option Plan, the 2001 Non-Employee Director Stock Plan, the 1989 Stock Plan and the 1998 Stock Plan. Our primary stock plan, the 1995 Stock Plan, provides for the grant of various incentives, including nonqualified and incentive stock options, stock awards, and opportunities to make direct purchases of our Common Stock. The aggregate number of shares of our Common Stock that may be issued pursuant to the 1995 Stock Plan is 6,000,000 plus, effective as of January 1, 1997 and each year thereafter, the excess, if any, of (1) five percent of the total number of shares of our Common Stock issued and outstanding as of December 31 of the preceding year or then reserved for issuance upon the exercise or conversion of outstanding options, warrants or convertible securities, over (2) the number of shares then remaining reserved and available for grant under the 1995 Stock Plan, subject to certain adjustments. As described above, the 1995 Stock Plan will terminate on the date of adoption of the 2004 Omnibus Stock Plan and no further awards will be made under that plan after such date.

All of our equity compensation plans have been approved by our stockholders. We do not have any warrants or stock appreciation rights outstanding under our equity compensation plans. The following table summarizes information about our equity compensation plans at December 31, 2003:

Number of Shares to be Issued Upon Exercise of Outstanding Stock Options	Weighted Average Exercise Price of Outstanding Stock Options	Number of Shares Available for Future Issuance
21,005,188	$15.99	7,283,267

Description of the 2004 Omnibus Stock Plan

A description of the provisions of the 2004 Omnibus Stock Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2004 Omnibus Stock Plan, a copy of which is attached as Appendix C to this proxy statement.

Administration.    The 2004 Omnibus Stock Plan is administered by the Compensation Committee of the Board of Directors pursuant to the authority delegated to it by the Board of Directors. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types, terms and conditions of awards, and interpret provisions of the plan.

Common Stock Reserved for Issuance under the Plan.    Our Common Stock issued or to be issued under the 2004 Omnibus Stock Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2004 Omnibus Stock Plan.

Eligibility.    Awards may be made under the 2004 Omnibus Stock Plan to employees and non-employee directors of or consultants to our company or any of our affiliates, including any such employee who is an officer or director of our company or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interests of our company by the Board of Directors.

Amendment or Termination of the Plan.    The Board of Directors may terminate or amend the plan at any time and for any reason. The 2004 Omnibus Stock Plan shall terminate in any event ten years after its effective date. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code of 1986, as now in effect or as hereafter amended (the “Internal Revenue Code”), or other applicable laws rules or regulations.

Options.    The 2004 Omnibus Stock Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

The exercise price of each stock option may not be less than 100 percent of the fair market value of our Common Stock on the date of grant. The fair market value is generally determined as the closing price of the Common Stock on The Nasdaq Stock Market, Inc. on the determination date. In the case of certain 10 percent stockholders who receive incentive stock options, the exercise price may not be less than 110 percent of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that we grant in substitution for options held by employees of companies that our company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer.

The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. However, if the grantee is a 10% stockholder, the term for that grantee’s stock option (that is intended to be an incentive stock option), may not exceed 5 years. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee.

In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of Common Stock (which if acquired from us have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise.

Stock options and stock appreciation rights granted under the 2004 Omnibus Stock Plan may not be repriced absent stockholder approval. This provision applies to both direct repricings (lowering the exercise price of an outstanding grant) and indirect repricings (canceling an outstanding grant and granting a replacement grant with a lower exercise price).

Stock options granted under the 2004 Omnibus Stock Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

Other Awards.    The Compensation Committee may also award:

•	shares of unrestricted stock, which are shares of Common Stock at no cost or for a purchase price determined by the Compensation Committee which are free from any restrictions under the plan. Unrestricted shares of Common Stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants.

•	restricted stock, which are shares of Common Stock subject to restrictions.

•	stock units, which are shares of Common Stock to be delivered at a future date.

•	dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would have been paid if the recipient had held a specified number of shares of Common Stock.

•	stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee.

•	performance and annual incentive awards, ultimately payable in Common Stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Compensation Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Compensation Committee so designates. Such employees include the chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the “covered employees”).

Effect of Certain Corporate Transactions.    Certain change of control transactions involving our company, such as a sale of our company, may cause awards granted under the 2004 Omnibus Stock Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

Adjustments for Stock Dividends and Similar Events.    The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2004 Omnibus Stock Plan, including the individual limitations on awards, to reflect Common Stock dividends, stock splits and other similar events.

Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code limits publicly-held companies such as our company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The 2004 Omnibus Stock Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based:

(1)	the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(2)	the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(3)	the material terms under which the compensation is to be paid must be disclosed to and approved by stockholders of the corporation before payment is made in a separate vote (this approval is accomplished by the stockholders’ approval of the 2004 Omnibus Stock Plan); and

(4)	the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (1) above) is deemed satisfied, and the certification requirement (summarized in (4) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

Under the 2004 Omnibus Stock Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified domestic or international subsidiaries or business units of our Company (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance goals:

•	total stockholder return;

•	such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index;

•	net income;

•	pretax earnings;

•	earnings before interest expense, taxes, depreciation and amortization;

•	pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

•	profit before interest and taxes;

•	operating margin;

•	earnings per share;

•	return on equity;

•	return on capital;

•	return on investment;

•	operating earnings;

•	working capital;

•	ratio of debt to stockholders’ equity;

•	revenue;

•	cash flow;

•	clinical, product development or regulatory milestones; and

•	geographical expansions.

Under the Internal Revenue Code, a director is an “outside director” of our company if he or she is not a current employee of our company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of our company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from our company in any capacity other than as a director.

The maximum number of shares of our Common Stock subject to options or SARs that can be awarded under the 2004 Omnibus Stock Plan to any person is 1,500,000 per year. The maximum number of shares of our Common Stock that can be awarded under the 2004 Omnibus Stock Plan to any person, other than pursuant to an option or SAR, is 1,000,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $3,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $5,000,000.

Federal Income Tax Consequences

Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of our Common Stock in an amount generally equal to the excess of the fair market value of Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Stock Options.    The grant of an option will not be a taxable event for the grantee or for us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of our Common Stock on the date of exercise.

Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of our Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of our Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of our Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of our Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while our Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the 2004 Omnibus Stock Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2004 Omnibus Stock Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of our Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance and Annual Incentive Awards.    The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Common Stock.    Participants who are awarded our unrestricted Common Stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of our Common Stock on the date of the award, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

PROPOSAL 3

APPROVAL OF OUR

2004 EMPLOYEE STOCK PURCHASE PLAN

This section provides a summary of the terms of the 2004 Employee Stock Purchase Plan and the proposal to approve the plan.

The Board of Directors approved our 2004 Employee Stock Purchase Plan on March 24, 2004, subject to approval from our stockholders at this meeting. We are asking our stockholders to approve our 2004 Employee Stock Purchase Plan as we believe that an employee stock purchase plan provides important incentives to our employees and our existing employee stock purchase plan will expire next year. The purpose of the 2004 Employee Stock Purchase Plan is to enable eligible employees of our company or any of our participating affiliates, through payroll deductions or periodic cash payments, to purchase shares of our Common Stock, to increase the employees’ interest in our growth and success and encourage employees to remain in the employ of our company or our participating affiliates. There are currently no participants in the 2004 Employee Stock Purchase Plan. Because participation in the 2004 Employee Stock Purchase Plan is subject to the discretion of each eligible employee, the benefits or amounts that will be received by any participant or groups of participants if the 2004 Employee Stock Purchase Plan is approved, are not currently determinable. On the Record Date, there were eight executive officers and approximately 980 employees of our company and our subsidiaries who were eligible to participate in the 2004 Employee Stock Purchase Plan. If the 2004 Employee Stock Purchase Plan is approved by our stockholders at the Annual Meeting, our 1995 Employee Stock Purchase Plan will terminate on November 30, 2004, which is the end of the June 1, 2004 purchase period. As described in greater detail below, the Compensation Committee will determine when the first purchase period begins under the 2004 Employee Stock Purchase Plan.

The affirmative vote of a majority of the shares of our Common Stock voting on the proposal at the Annual Meeting is required to approve the 2004 Employee Stock Purchase Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 3 to approve the 2004 Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A

VOTE “FOR” THE APPROVAL OF THE 2004 EMPLOYEE STOCK PURCHASE PLAN.

Description of the 2004 Employee Stock Purchase Plan

A description of the 2004 Employee Stock Purchase Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2004 Employee Stock Purchase Plan, a copy of which is attached as Appendix D to this proxy statement.

There are 2,000,000 shares of our Common Stock reserved for issuance under the 2004 Employee Stock Purchase Plan. The shares of our Common Stock issuable under the 2004 Employee Stock Purchase Plan may be authorized but unissued shares, treasury shares or shares purchased on the open market. In the event there is any increase or decrease in Common Stock without receipt of consideration by our company (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the 2004 Employee Stock Purchase Plan.

The 2004 Employee Stock Purchase Plan permits eligible employees to elect to have a portion of their pay deducted by us to purchase shares of our Common Stock or to purchase shares of our Common Stock through periodic cash payments. The Compensation Committee will determine the length and duration of the periods during which payroll deductions will be accumulated to purchase shares of Common Stock. This period is known as the purchase period. We expect that purchase period will generally be six months in duration.

Administration.    The 2004 Employee Stock Purchase Plan will be administered by the Compensation Committee. The Compensation Committee has the authority to interpret the 2004 Employee Stock Purchase Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the 2004 Employee Stock Purchase Plan. All of the Compensation Committee’s determinations will be final, binding and conclusive.

Eligibility.    Any employee of our company or our participating affiliates may participate in the 2004 Employee Stock Purchase Plan, except the following, who are ineligible to participate: (1) an employee who has been employed for less than 90 days as of the beginning of a purchase period; (2) an employee whose customary employment is 20 hours or less per week; and (3) an employee who, after exercising his or her rights to purchase stock under the 2004 Employee Stock Purchase Plan, would own stock (including stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of our company. An employee must be employed on the last day of the purchase period in order to acquire stock under the 2004 Employee Stock Purchase Plan unless the employee is on an approved leave of absence.

Participation Election.    An eligible employee may become a participant in the 2004 Employee Stock Purchase Plan by completing an election to participate in the plan on a form provided by us and submitting that form to our payroll department. The form will authorize us to have deductions and contributions made from pay on each payday following the effective date of enrollment in the 2004 Employee Stock Purchase Plan. The deductions or contributions will be credited to the employee’s account under the 2004 Employee Stock Purchase Plan. An employee may not during any purchase period change his or her percentage of payroll deduction or contribution for that purchase period, nor may an employee withdraw any contributed funds other than by terminating participation in the 2004 Employee Stock Purchase Plan (as described below). A participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next purchase period, by delivering to us, at least ten days prior to the start of the next purchase period, a new form regarding election to participate in the 2004 Employee Stock Purchase Plan. A participating employee may terminate payroll deductions or contributions by written notice to us at least two business days prior to the last trading day of the purchase period.

Purchase Price.    Rights to purchase shares of our Common Stock will be deemed granted to participating employees as of the first trading day of each purchase period. For the first purchase period, the purchase price for each share (the “Purchase Price”) will be 85% of the fair market value of our Common Stock on the first trading day of the purchase period or the last trading day of the purchase period (the “Purchase Date”), whichever is lower. The Compensation Committee may alter the Purchase Price, including by reduction or elimination of the 15% discount, provided that any such change in the Purchase Price will not be effective until the first day of the next following purchase period, unless a change is required sooner by any governmental or regulatory body.

Purchase Limit.    During any calendar year, no employee may purchase our Common Stock under the 2004 Employee Stock Purchase Plan and all other “employee stock purchase plans” of our company and any parent or subsidiary which would have an aggregate fair market value in excess of $25,000, determined as of the first trading date of the purchase period. In addition, no employee may purchase more than 1,800 shares of our Common Stock or contribute more than 10% of his or her compensation under the 2004 Employee Stock Purchase Plan in any single purchase period. The Compensation Committee may alter the limit on the number of shares of our Common Stock that may be purchased in a purchase period or the compensation limit, provided that any such change shall not be effective until the first day of the next following purchase period.

Purchase of Common Stock.    On the Purchase Date, a participating employee will be credited with the number of whole shares of our Common Stock purchased under the 2004 Employee Stock Purchase Plan for such period. Common Stock purchased under the 2004 Employee Stock Purchase Plan will be held in the custody of an agent designated by us. The agent may hold our Common Stock purchased under the 2004 Employee Stock Purchase Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. Unless the Compensation Committee determines otherwise, an employee may, at any time following his or her purchase of shares under the 2004 Employee Stock Purchase Plan, by written notice instruct the agent to have all or part of such shares reissued in the employee’s own name and have the stock certificate delivered to the employee.

If in any purchase period the number of unsold shares that may be made available for purchase under the 2004 Employee Stock Purchase Plan is insufficient to permit eligible employees to exercise their rights to purchase shares, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately with any remaining funds returned to the employee.

Termination of Participation.    A participating employee will be refunded all monies in his or her account, and his or her participation in the 2004 Employee Stock Purchase Plan will be terminated, if: (i) the employee ceases to be eligible to participate in the 2004 Employee Stock Purchase Plan, or (ii) the employee leaves the employ of our company or a participating affiliate for any reason. A participating employee’s participation in the 2004 Employee Stock Purchase Plan will also terminate in the event that the Board of Directors elects to terminate the plan; provided, however, that termination of the plan will not impair the vested rights of the participant.

Transferability of Shares.    No participating employee may assign his or her rights to purchase shares of our Common Stock under the 2004 Employee Stock Purchase Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of our Common Stock under the 2004 Employee Stock Purchase Plan may be made only to the participating employee (or, in the event of the employee’s death, to the employee’s estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

Amendment of Plan.    The Board of Directors may, at any time, amend the 2004 Employee Stock Purchase Plan in any respect; provided, however, that without approval of our stockholders, no amendment will be made (1) increasing the number of shares that may be made available for purchase under the 2004 Employee Stock Purchase Plan or (2) changing the eligibility requirements for participating in the 2004 Employee Stock Purchase Plan. No amendment may be made to the 2004 Employee Stock Purchase Plan that impairs the vested rights of participating employees.

Termination of Plan.    The Board of Directors may terminate the 2004 Employee Stock Purchase Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the 2004 Employee Stock Purchase Plan shall, without further action of the Board of Directors, terminate at the earlier of (1) 10 years after adoption of the 2004 Employee Stock Purchase Plan by the Board of Directors and (2) such time as all shares of our Common Stock that may be made available for purchase under the 2004 Employee Stock Purchase Plan have been issued.

Reorganizations.    Upon a reorganization in which our company is not the surviving corporation, or upon a sale of all or substantially all of our company’s assets or stock, the 2004 Employee Stock Purchase Plan and all rights outstanding will terminate, except to the extent provision is made in writing in connection with such transaction for the continuation or assumption of the 2004 Employee Stock Purchase Plan, or for the substitution of the rights under the 2004 Employee Stock Purchase Plan with rights covering the stock of the successor corporation.

No Employment Rights.    Neither the 2004 Employee Stock Purchase Plan nor any right to purchase our Common Stock under the 2004 Employee Stock Purchase Plan confers upon any employee any right to continued employment with our company or a participating affiliate.

Federal Income Tax Consequences

The 2004 Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Amounts withheld from pay under the 2004 Employee Stock Purchase Plan are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employee will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase our Common Stock (on the first day of an purchase period) or when the right to purchase Common Stock is exercised (on the last day of the purchase period).

If the participating employee holds our Common Stock purchased under the 2004 Employee Stock Purchase Plan for at least two years after the first day of the purchase period in which our Common Stock was acquired (the “Grant Date”) and for at least one year after our Common Stock is purchased, when the participating employee disposes of our Common Stock, he or she will recognize as ordinary income an amount equal to the lesser of:

(i) the excess of the fair market value of Common Stock on the date of disposition over the price paid for Common Stock; or

(ii) the fair market value of Common Stock on the Grant Date multiplied by the discount percentage for stock purchases under the 2004 Employee Stock Purchase Plan. The discount percentage is generally 15%, although we may use a lesser discount percentage, including a zero discount percentage.

If the participating employee disposes of our Common Stock within two years after the Grant Date or within one year after our Common Stock is purchased, he or she will recognize ordinary income equal to the fair market value of Common Stock on the last day of the purchase period in which Common Stock was acquired less the amount paid for Common Stock. The ordinary income recognition pertains to any disposition of Common Stock acquired under the 2004 Employee Stock Purchase Plan (such as by sale, exchange or gift).

Upon disposition of our Common Stock acquired under the 2004 Employee Stock Purchase Plan, any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of our Common Stock may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the Common Stock for at least one year. Otherwise, the capital gain or loss will be short-term.

If the participating employee satisfies the two-year holding period for our Common Stock purchased under the 2004 Employee Stock Purchase Plan, we will not receive any deduction for federal income tax purposes with respect to that Common Stock or the right under which it was purchased. If the employee does not satisfy the two-year holding period, we will be entitled to a deduction in any amount equal to the amount that is considered ordinary income. Otherwise, the 2004 Employee Stock Purchase Plan has no tax effect on us.

PROPOSAL 4

RATIFICATION OF SELECTION OF AUDITORS

The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, to serve as auditors for the year ending December 31, 2004. The Board has determined that it would be desirable to request that the stockholders ratify such selection. Deloitte & Touche LLP has served as our independent auditors since May 2002. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from our stockholders.

The Audit Committee has the responsibility for selecting and engaging our independent accountants, and stockholder ratification is not required. However, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the stockholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If the selection of Deloitte & Touche LLP is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of other independent accountants. The Audit Committee may terminate the engagement of Deloitte & Touche LLP as our independent accountants without the approval of our stockholders, whenever the Audit Committee in its sole discretion deems termination necessary or appropriate.

Effective as of May 21, 2002, our Board of Directors dismissed Arthur Andersen LLP as its independent accountants. The Board of Director’s decision not to renew the engagement of Arthur Andersen LLP and to retain Deloitte & Touche LLP was based upon the recommendation of our Audit Committee. The audit reports of Arthur Andersen LLP on our financial statements as of and for the fiscal year ended December 31, 2001 (as presented in the 2001 Annual Report on Form 10-K filed March 1, 2002) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

For the fiscal year ended December 31, 2001 through the date of their dismissal, the former auditors did not disagree with us on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to their satisfaction, would have caused them to make reference thereto in their report on the financial statements for such years. For each fiscal year ended December 31, 2001 to the date of their dismissal, there have been no reportable events as defined in Regulation S-K Item 304.

In response to our request, Arthur Andersen LLP has furnished us with a letter addressed to the SEC stating whether Arthur Andersen LLP agrees with the above statements. We have filed a copy of such letter dated May 28, 2002 as Exhibit 16 to our Current Report on Form 8-K filed with the SEC on May 28, 2002. On May 21, 2002, the Audit Committee retained Deloitte & Touche LLP as our independent auditors.

Prior to retaining Deloitte & Touche LLP, we had not consulted with Deloitte & Touche LLP on any accounting, auditing or reporting matters.

Below are descriptions relating to services performed by Arthur Andersen LLP and Deloitte & Touche LLP related to fiscal years 2003 and 2002 and the fees associated with such services.

Audit Fees

The following table summarizes the aggregate fees billed to us by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”):

	2003	2002
Audit Fees(a)	$358,000	$233,000
Audit-Related Fees(b)	64,000	33,000
Tax Fees(c):
Compliance	262,000	249,000
Consulting and Advisory	304,000	308,000

Total Tax Fees	566,000	557,000
All Other Fees	0	0

Total	$988,000	$823,000

(a)	Fees for audit services in both 2003 and 2002 consisted of the audit of our annual consolidated financial statements, reviews of the quarterly financial statements, statutory and regulatory audits, consents and other services related to interactions with the SEC with respect to accounting matters.

(b)	Fees for audit-related services in both 2003 and 2002 consisted of financial accounting and reporting consultations, benefit plan audits and Sarbanes-Oxley Act advisory services.

(c)	Fees for 2003 and 2002 tax compliance services consisted of services rendered based upon facts already occurred to document, compute, and obtain approval for amounts to be included in tax filings including federal, state, local and foreign income tax return preparation and tax credit documentation. Fees for 2003 and 2002 tax planning and advisory services related to an intra-group restructuring and, to a lesser extent, to tax advice on general corporate matters.

The following table summarizes the aggregate fees billed to us by Arthur Andersen, LLP in 2002:

2002
Audit Fees(a)	$15,000
Audit-Related Fees(b)	118,000
Tax Fees(c):
Compliance	110,000
Consulting and Advisory	72,000

Total Tax Fees	182,000
All Other Fees	0

Total	$315,000

(a)	The fees for audit services in 2002 consisted of quarterly review of our interim financial information for the three months ended March 31, 2002.

(b)	Fees for audit-related services in 2002 consisted primarily of services related to the proposed acquisition of Digene Corporation.

(c)	Fees for 2002 tax compliance services consisted of services rendered based upon facts already occurred to document, compute, and obtain approval for amounts to be included in tax filings including federal, state, local and foreign income tax return preparation and tax credit documentation. Fees for 2002 tax planning and advisory services consisted of services rendered in connection with corporate executive relocation consulting and domestic and international tax and consulting services.

Pre-Approval of Services by the Independent Auditor

The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by our independent auditors, Deloitte & Touche LLP. All services provided by Deloitte & Touche LLP, both audit and non-audit, must be pre-approved by the Audit Committee. The pre-approval of audit and non-audit services may be given at any time up to a year before commencement of the specified service. The Audit Committee may delegate to one or more designated member(s) of the Audit Committee, who is independent for purposes of current listing standards of The Nasdaq Stock Market, the authority to grant pre-approvals of permitted services to be performed by Deloitte & Touche LLP. The decisions of a designated member to pre-approve a permitted service will be reported to the Audit Committee at each of its regularly scheduled meetings.

The Audit Committee typically meets with Deloitte & Touche LLP periodically throughout the year. The Audit Committee reviews both audit and non-audit services performed by Deloitte & Touche LLP as well as fees charged by Deloitte & Touche LLP for such services. In engaging Deloitte & Touche LLP for the services described above, the Audit Committee considered whether the provision of such services is compatible with maintaining Deloitte & Touche LLP’s independence.

Report of Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors currently has three members: Brock Hattox, Marla S. Persky and Wayne Wilson. None of the current members of the Audit Committee are employees of our company and the Board of Directors has determined that each member of the Audit Committee is independent (as independence is defined in the listing standards of The Nasdaq Stock Market currently in effect). The Board has determined that Mr. Wilson is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors. The Audit Committee’s responsibilities are described in a written charter that was revised and approved by the Board of Directors on March 24, 2004. A copy of the Audit Committee’s current charter is attached to this Proxy Statement as Appendix A.

The Audit Committee met 11 times during 2003. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and our independent auditors, Deloitte & Touche LLP (“Deloitte & Touche”). The Audit Committee discussed with Deloitte & Touche the overall scope and plans for its audits. The Audit Committee regularly met with Deloitte & Touche without the presence of management. Deloitte & Touche has unrestricted access to the Audit Committee.

The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2003, and has discussed them with both management and Deloitte & Touche. The Audit Committee also discussed with management and Deloitte & Touche the process used to support certifications by our Chief Executive Officer and Acting Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

The Audit Committee has also discussed with Deloitte & Touche the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. Deloitte & Touche has provided the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and the Audit Committee has discussed with Deloitte & Touche its independence from our company.

When considering Deloitte & Touche’s independence, the Audit Committee considered whether its provision of services to our company beyond those rendered in connection with its audit of our consolidated financial statements and review of our condensed consolidated financial statements included in our Quarterly Report on Form 10-Q was compatible with maintaining its independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by Deloitte & Touche, and approved the amount of fees paid for such services.

Based on the review and discussions described above, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The Audit Committee has also recommended to the Board of Directors the selection of Deloitte & Touche as our independent auditors for the fiscal year ended December 31, 2004 which the Board of Directors approved on March 24, 2004 and has presented the selection to the stockholders for ratification.

Respectfully Submitted by the

Audit Committee:

Wayne Wilson (Chair)

Brock Hattox

Marla S. Persky

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A

VOTE “FOR” THE RATIFICATION OF THIS SELECTION

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date by: (1) each person who is known by us to own beneficially more than 5% of the outstanding shares of our Common Stock; (2) each of our directors or nominees for director; (3) each of our executive officer named in the Summary Compensation Table on page 9; and (4) all of our directors, nominees for director and executive officers as a group. Unless otherwise indicated, the address for each beneficial owner is c/o Cytyc Corporation, 85 Swanson Road, Boxborough, MA 01719.

Name and Address of Beneficial Owner	Amount and Nature of Ownership(1)	Percentage of Class(2)
Massachusetts Financial Services Company(3) 500 Boylston Street, Boston, MA 02116	12,246,777	11.1%
Barclays Global Investors, NA, and affiliated entities(4) 45 Fremont Street San Francisco, CA 94105	6,004,222	5.4%
Patrick J. Sullivan(5)	1,880,627	1.7%
Daniel J. Levangie(6)	1,413,651	1.3%
Christopher A. Bleck(7)	225,815	*
James Linder, M.D.(8)	660,580	*
A. Suzanne Meszner-Eltrich(9)	255,474	*
Walter E. Boomer(10)	181,421	*
Sally W. Crawford(11)	176,990	*
Brock Hattox (12)	7,917
Joseph B. Martin, M.D., Ph.D.(13)	123,842	*
William McDaniel(14)	228,250	*
Marla S. Persky(15)	15,684	*
Wayne Wilson(16)	22,917
All directors, nominees for director and executive officers as a group (15 persons)(17)	5,480,029	4.8%

*	Less than one percent of the outstanding shares of our Common Stock.

(1)	The persons named in the table have, to our knowledge, sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.

(2)	Applicable percentage ownership as of the Record Date is based upon 110,411,050 shares of our Common Stock outstanding. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to shares. Shares of our Common Stock subject to options currently exercisable or exercisable within 60 days after the Record Date (“presently exercisable stock options”) are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Information obtained from Schedule 13G filed with the SEC by Massachusetts Financial Services Company (“MFS”) on December 31, 2003. The Schedule 13G discloses that, of these shares, MFS has sole power to vote or direct the vote of 11,394,277 shares and sole power to dispose or to direct the disposition of 12,246,777 shares.

(4)	Information obtained from Schedule 13G filed with the SEC by Barclays Global Investors, NA (“Barclays”) on February 13, 2004. The Schedule 13G discloses that each of Barclays, Barclays Global Fund Advisors and Barclays Bank PLC has sole voting and dispositive power over 3,902,901 shares, 1,373,840 shares and 188,300 shares, respectively.

(5)	Includes 1,628 shares of restricted stock awarded as bonus compensation for fiscal years 2000 and 2001, which shares are subject to transfer and forfeiture restrictions. Also includes 1,148,810 shares issuable pursuant to presently exercisable stock options.

(6)	Includes 964 shares of restricted stock awarded as bonus compensation for fiscal years 2000 and 2001, which shares are subject to transfer and forfeiture restrictions. Also includes 1,295,985 shares issuable pursuant to presently exercisable stock options.

(7)	Includes 225,000 shares issuable pursuant to presently exercisable stock options.

(8)	Includes 534 shares of restricted stock awarded as bonus compensation for fiscal year 2001, which shares are subject to transfer and forfeiture restrictions. Also includes 657,917 shares issuable pursuant to presently exercisable stock options.

(9)	Includes 327 shares of restricted stock awarded as bonus compensation for fiscal years 2000 and 2001, which shares are subject to transfer and forfeiture restrictions. Also includes 215,249 shares issuable pursuant to presently exercisable stock options.

(10)	Includes 171,750 shares issuable pursuant to presently exercisable stock options.

(11)	Includes 134,250 shares issuable pursuant to presently exercisable stock options.

(12)	Includes 7,500 shares issuable pursuant to presently exercisable stock options.

(13)	Includes 116,250 shares issuable pursuant to presently exercisable stock options.

(14)	Includes 221,250 shares issuable pursuant to presently exercisable stock options.

(15)	Includes 15,000 shares issuable pursuant to presently exercisable stock options. Also includes 600 shares held jointly with Ms. Persky’s husband.

(16)	Includes 22,500 shares issuable pursuant to presently exercisable stock options.

(17)	Includes 4,516,756 shares issuable pursuant to presently exercisable stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and holders of more than 10% of our Common Stock (collectively, the “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. A single late filing (with respect to reporting of an acquisition of an option to purchase shares of our Common Stock) was made by each of the following: Patrick J. Sullivan, Daniel J. Levangie, Christopher A. Bleck, Peter D’Errico, James Linder, M.D., A. Suzanne Meszner-Eltrich, John McDonough, Leslie Teso-Lichtman, Walter E. Boomer, Sally W. Crawford, Brock Hattox, Joseph B. Martin, M.D., Ph.D., William McDaniel, Marla Persky and Wayne Wilson. Based on our review of the copies of such filings with respect to the period ended December 31, 2003, we believe that, with the exception of the single filing mentioned above, all Reporting Persons complied with Section 16(a) filing requirements in the period ended December 31, 2003.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the annual meeting to be held in 2005 must be received by our Corporate Secretary, no later than December 14, 2004, 120 days before the anniversary date of this proxy, at our principal executive offices in order to be included in our proxy statement for that meeting. Any such proposal must comply with the rules and regulations of the SEC.

Our by-laws establish an advance notice procedure with regard to proposals that stockholders otherwise desire to introduce at the annual meeting without inclusion in our proxy statement for that meeting. Written notice of such stockholder proposals for the next annual meeting of our stockholders must be received by our Corporate Secretary at our principal executive offices not later than December 14, 2004 and must not have been received earlier than November 14, 2004 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for stockholder action.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

In accordance with notices sent to stockholders who share a single address and own their shares through a bank, broker or other holder of record, we are sending only one summary annual report, Form 10-K and proxy statement to that address unless it received contrary instructions from any stockholder at that address. This “householding” practice reduces our printing and postage costs. Stockholders may request or discontinue householding, or may request a separate copy of the summary annual report, Form 10-K or proxy statement. Stockholders who wish to either discontinue or begin householding should contact their bank, broker or other record holder. Any householded stockholder may request prompt delivery of a copy of the summary annual report, Form 10-K or proxy statement by visiting the Investor Information section of our website, www.cytyc.com, or may write to us at Investor Relations, 85 Swanson Road, Boxborough, MA 01719.

EXPENSES AND SOLICITATION

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. In addition, we have retained Innisfree M & A Incorporated of New York, New York to assist us in the solicitation of proxies at a cost estimated to be $12,500 plus expenses. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

Boxborough, Massachusetts

April 13, 2004

Appendix A

CYTYC CORPORATION

Amended and Restated Audit Committee Charter

Effective March 24, 2004

A.	PURPOSE AND SCOPE

The primary function of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Cytyc Corporation (the “Corporation”) is to:

1.	Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Corporation (including resolutions of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Corporation;

2.	Assist the Board in its oversight of: (a) the process involved in the preparation and review of the financial reports provided to the public and the audits of the financial statements of the Corporation; (b) the Corporation’s system of internal controls regarding financial reporting, accounting, and legal compliance and ethics policies that management and the Board have established; and (c) the Corporation’s auditing, accounting and financial reporting processes generally; and

3.	Perform the other functions required of audit committees of public companies under applicable laws, rules and regulations and the requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”) or any other national securities exchange on which the securities of the Corporation are then listed.

B.	COMPOSITION

The Committee shall be comprised of a minimum of three directors who shall meet the independence and audit committee composition requirements under any rules or regulations of Nasdaq and the requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”), and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall be a financial expert as defined by applicable laws, rules, and regulations or guidance issued by Nasdaq.

C.	ELECTION

The members of the Committee shall be elected by the Board and shall serve until their successors shall have been duly elected and qualified, or until the earlier of their resignation, removal or death. The Chair of the Committee shall be nominated by the Nominating and Corporate Governance Committee and elected by the Board.

D.	INDEPENDENT ADVICE

The Committee may seek accounting, legal, recruiting or other expert advice from a source independent from management.

E.	MEETINGS

The Committee shall meet at least four times annually, and shall meet more frequently as circumstances dictate. The Chair of the Committee shall be responsible for leadership of the Committee, including determining the frequency of its meetings, preparing the agenda, presiding over the meetings, making committee assignments and reporting for the Committee to the Board at its next regularly scheduled meeting following a Committee meeting. The Committee may request any officer or employee of the Corporation or the Corporation’s internal or outside legal counsel or outside auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. In addition, the Committee may meet with management, the persons performing the internal audit function, the outside auditors and others in separate private sessions to discuss any matter that the Committee, management, the persons performing the internal audit function, the outside auditors or such other persons believe should be discussed privately, and the Committee shall meet separately with such persons as may be required by applicable laws, rules and regulations and Nasdaq. The Committee shall have direct access to management, the persons performing the internal audit function, the outside auditors, and the Corporation’s internal and outside legal counsel, both at meetings and otherwise.

F.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Document Review

1.	Review and assess the adequacy of this Charter periodically as conditions dictate and update this Charter if and when appropriate.

2.	Review with representatives of management and representatives of the independent accounting firm the Corporation’s audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board whether such audited financial statements should be included in the Corporation’s annual report on Form 10-K.

3.	Meet quarterly with representatives of management and the independent accounting firm to review the Corporation’s quarterly earnings announcements prior to public release and the interim financial statements prior to their inclusion in the Corporation’s quarterly reports on Form 10-Q. The Committee will discuss with the independent auditing firm any matters required to be communicated by the independent auditing firm to the Committee or its Chairperson in connection with the independent auditing firm’s review of the interim financial statements of the Corporation. The Chairperson or another member of the Committee designated by the Chairperson shall be available to review with management, current disclosures regarding material changes in the financial condition or operations of the Corporation.

Independent Accounting Firm

4.	Have the sole authority and responsibility to select, evaluate and, when warranted, replace the independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement) and to approve the fees and other compensation to be paid to the independent accounting firm. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent accounting firm retained by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Corporation, (ii) compensation to any advisers employed by the Committee, and (iii) ordinary administrative expenses of the Committee which are necessary or appropriate in carrying out the Committee’s duties.

5.	Approve in advance the provision by the independent accounting firm, of all services whether or not related to the audit. The Committee may also establish pre-approval policies and procedures with respect to the approval of audit or non-audit services consistent with applicable laws, rules and regulations and the requirements of Nasdaq. In that connection, the Committee may delegate to a Committee member the authority to pre-approve certain auditing and non-audit services, which services shall be considered to be approved by the full Committee until ratified at the next regularly scheduled meeting of the Committee.

6.	Ensure that the independent auditing firm is independent consistent with applicable laws, rules and regulations and the requirements of Nasdaq and other criteria the Committee determines to be appropriate.

7.	On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board (“ISB”) Standard 1 (Independence Discussions with Audit Committees), as it may be modified or supplemented from time to time. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board take, appropriate action to oversee the independence of the independent accounting firm.

8.	On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) 61 (Codification of Statements on Auditing Standards, AU §380), as it may be modified or supplemented from time to time.

9.	Meet with the independent accounting firm prior to the annual audit to review the planning, scope and staffing of the audit, other reviews of the Corporation’s quarterly, annual and other financial information, and other examinations of the Corporation.

10.	Evaluate the performance of the independent accounting firm and discharge the independent accounting firm when circumstances warrant. The independent accounting firm shall report directly to the Committee.

Financial Reporting Processes

11.	Review with management and the independent audit firm at the completion of the annual audit:

(a)	the Corporation’s annual financial statements and related footnotes;

(b)	the independent audit firm’s audit of the financial statements and report thereon;

(c)	any significant changes required, during the course of the audit, in the independent audit firm’s audit plan;

(d)	any material difficulties or disputes with management encountered during the course of the audit;

(e)	any material correcting adjustments that have been identified by the outside auditors in accordance with generally accepted accounting principles and applicable laws, rules and regulations; and

(f)	any material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Corporation with unconsolidated entities or other persons, which may have a material current or future effect on the Corporation’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

12.	Inquire of management, persons performing the internal audit function, and the outside auditors about key financial statement risk areas, the Company’s processes for identifying and assessing such risk areas and the steps the Company has taken with regard to such risk areas. Also, review and evaluate the Company’s processes for identifying and assessing key financial statement risk areas and for formulating and implementing steps to address such risk areas.

13.	Consider the independent audit firm’s reports and judgments brought to the attention of the Committee about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting. Also, review and consider information received from the independent audit firm regarding all critical accounting policies and practices used by the Corporation, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Corporation, ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the outside auditors, and other material written communications between the outside auditors and management, including any management letter or schedule of unadjusted differences.

14.	At least once each fiscal quarter, review with management and the independent auditing firm their assessments of the effectiveness of the Corporation’s internal control over financial reporting (including any annual report on internal control and related matters required in the annual report to stockholders), the resolution of any identified material weaknesses in such internal control over financial reporting and the assessments of such internal control over financial reporting to be included in filings with the SEC or other publicly available documents. Review with management and the independent auditing firm as appropriate, their assessments of the effectiveness of the Corporation’s disclosure controls and procedures as of the end of each fiscal quarter.

15.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Compliance

16.	To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter relating to its responsibilities.

17.	Review all related party transactions for potential conflict of interest situations on an ongoing basis and any transactions which must be approved by the Committee (or another independent body of the Board) to the extent required by applicable laws, rules, regulations and by Nasdaq.

18.	Review with corporate officers, and where appropriate the independent accounting firm, the Corporation’s corporate compliance program, any significant issues noted during the implementation of such program and any significant changes recommended in the scope of such program. The Committee shall review and make recommendations to the Board regarding the code of conduct/ethics adopted or to be adopted by the Board as required by applicable laws, rules and regulations and by Nasdaq.

19.	Review with the Company’s legal counsel all legal and regulatory matters brought to the attention of the Audit Committee that may have a material impact on the financial statements. The Committee shall respond appropriately to any matters reported to it by counsel, including reporting to the Board on such matters, and adopting, as necessary, appropriate remedial measures or sanctions, or recommending such action to the Board.

20.	As circumstances dictate, meet with persons performing the internal audit function, the outside auditors, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

Reporting

21.	Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Audit Committee to be included in the Corporation’s annual proxy statement, and receive the information to be provided by the outside auditors for inclusion in the proxy statement, including all fees relating to their services.

22.	Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

Other

23.	Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

24.	Retain, at such times and on such terms as the Committee determines in its sole discretion and at the Corporation’s expense, special legal, accounting or other experts or consultants to advise and assist it in complying with its responsibilities set forth herein. The Committee shall have the authority to engage independent counsel, accountants, or other experts or advisers as it determines necessary to carry out its duties, and the Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers retained by the Committee under this paragraph.

25.	Perform such other functions as may be required by applicable laws, rules and regulations and Nasdaq, the Corporation’s Certificate of Incorporation and Bylaws, or by the Board.

* * * * *

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of the Corporation’s management to prepare consolidated financial statements that are complete and accurate and in accordance with generally accepted accounting principles, and it is the responsibility of the Corporation’s independent accounting firm to audit those financial statements. The Committee’s responsibility in this regard is one of oversight and review. The Committee does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles. The Committee’s authority, duties and responsibilities are discharged through evaluating reports given to the Committee, presentations made to the Committee and other significant financial reporting decisions reported to the Committee by management and the independent accounting firm.

* * * * *

As adopted by the Board of Directors on March 24, 2004.

Appendix B

CYTYC CORPORATION

Nominating and Corporate Governance Committee Charter

Effective March 24, 2004

A.	PURPOSE AND SCOPE

The primary function of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Cytyc Corporation (the “Corporation”) is to:

1.	Identify individuals qualified to become Board members, consistent with criteria approved by the Board, and recommend director candidates (a) for the Board’s selection for presentation to the stockholder for their approval at the annual meeting of stockholders and (b) for the Board’s approval to fill any vacancies on the Board, whether created by expansion, resignation, retirement or for any other reason;

2.	Consider and make recommendations to the Board concerning the size and composition of the Board, consider from time to time the Board committee structure and makeup, and recommend to the Board retirement policies and procedures affecting Board members;

3.	Review and approve executive level organizational changes, including those recommended by management; and

4.	Review, evaluate and recommend governance policies and practices to the Board.

B.	COMPOSITION

The Committee shall be comprised of a minimum of three directors who shall meet the independence and composition requirements under any rules or regulations of The Nasdaq Stock Market, Inc. (“Nasdaq”) and the requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”), and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

C.	ELECTION

The members of the Committee shall be elected by the Board and shall serve until their successors shall have been duly elected and qualified, or until the earlier of their resignation, removal or death. The Chair of the Committee shall be nominated by the Committee and elected by the Board. The Chair of the Committee is responsible for leadership of the Committee, including determining the frequency of its meetings, preparing the agenda, presiding over the meetings, making Committee assignments, and reporting for the Committee to the Board at its next regularly scheduled meeting following a Committee meeting.

D.	INDEPENDENT ADVICE

The Committee may seek accounting, legal, recruitment or other expert advice from a source independent of management.

The Committee has the authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

E.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

1.	Perform the core functions of considering and recommending to the Board director candidates (a) for the Board’s selection for presentation to the stockholders for their approval at the annual meeting of stockholders and (b) for the Board’s approval to fill any vacancies on the Board, whether created by expansion, resignation, retirement or for any other reason. These responsibilities include working with the full Board to develop criteria and procedures for the identification and recruitment of candidates for Board membership on the basis of recognized achievements, broad knowledge and experience, the ability to bring sound business judgment to the deliberations of the Board and other factors as deemed appropriate, reviewing candidates’ qualifications and any potential conflicts with the Corporation’s interests; assessing the contributions of current directors in connection with their re-nomination; and making recommendations to the Board with respect to these matters.

2.	Develop a policy with regard to the consideration of director candidates recommended by stockholders and review and revise such policy as the Committee deems appropriate.

3.	Review the Board’s committee structure, functions and duties and make recommendations to the Board regarding the same. The Committee will recommend to the Board for its approval, directors to serve as members and the chair of each committee. The Committee will review and recommend to the Board committee composition periodically and will recommend additional committee members to fill vacancies as needed.

4.	Recommend to the Board retirement policies and other procedures affecting Board members.

5.	Evaluate and approve the recommendation of management for (a) the creation of vice presidential level roles (“Officers”); (b) the promotion of existing Officers; (c) the promotion of employees and external candidates to become Officers of the Corporation; and (d) the termination of any Officers.

6.	Establish, review and modify a succession plan for the Chief Executive Officer and other Officers of the Corporation.

7.	Review the annual performance of the Chief Executive Officer and other Officers of the Corporation.

8.	Develop and recommend to the Board for its approval, a set of corporate governance guidelines applicable to the Corporation. The Committee will review the guidelines periodically, for compliance with all applicable laws, rules and regulations and the listing standards of Nasdaq and recommend changes as necessary to the Board.

9.	Evaluate and approve all securities trading related policies and procedures recommended by management.

10.	Conduct and present to the Board an annual evaluation of the performance of the Board and its committees as compared to the requirements of their charters. The Committee will recommend and oversee the annual evaluation process of the Board.

11.	Review and assess the adequacy of this Charter periodically as conditions dictate and update this Charter if and when appropriate.

12.	Perform such other functions as may be required by applicable laws, rules and regulations and Nasdaq, the Corporation’s Certificate of Incorporation and Bylaws, or by the Board.

F.	REPORTING

The Chair shall report on the Committee’s activities at the Board meetings and periodically update the Board on material developments in the area of corporate governance and annually provide the required information required regarding the Committee’s “nominating” responsibilities to be included in the Corporation’s annual proxy statement in accordance with the applicable rules and regulations.

* * * * *

Adopted by the Board of Directors on March 24, 2004.

Appendix C

CYTYC CORPORATION

2004 OMNIBUS STOCK PLAN

-i-

-ii-

CYTYC CORPORATION

2004 OMNIBUS STOCK PLAN

Cytyc Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its 2004 Omnibus Stock Plan (the “Plan”), as follows:

1.    PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the equity of the Company and share in the future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.    DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2 “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).

2.3 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights, or cash award under the Plan.

2.4 “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5 “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.8 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.9 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

2.10 “Company” means Cytyc Corporation.

2.11 “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.12 “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

2.13 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.14 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

2.15 “Effective Date” means March 24, 2004, the date the Plan is approved by the Board.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.17 “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

2.18 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

2.19 “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.20 “Grantee” means a person who receives or holds an Award under the Plan.

2

2.21 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.22 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.23 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.24 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.25 “Other Agreement” shall have the meaning set forth in Section 15 hereof.

2.26 “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.27 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

2.28 “Plan” means this Cytyc Corporation 2004 Omnibus Stock Plan.

2.29 “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.30 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.31 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.32 “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 9 hereof.

2.33 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.34 “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.35 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

2.36 “Stock” means the common stock, par value $.01 per share, of the Company.

2.37 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.38 “Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.39 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.40 “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

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2.41 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42 “Unrestricted Stock” means an Award pursuant to Section 11 hereof.

3.    ADMINISTRATION OF THE PLAN

3.1.     Board

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2.    Committee.

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

(i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee shall be the Compensation Committee.

(ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3.    Terms of Awards.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i) designate Grantees,

(ii) determine the type or types of Awards to be made to a Grantee,

(iii) determine the number of shares of Stock to be subject to an Award,

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(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v) prescribe the form of each Award Agreement evidencing an Award, and

(vi) amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower exercise price without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17.

3.4.    Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

3.5.    No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.    STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 12,250,000. Notwithstanding the preceding sentence and also subject to adjustment as provided in Section 17 hereof, the aggregate number of shares of Stock which cumulatively may be available for issuance pursuant to Awards other than Awards of Options or SARs shall not exceed 8,200,000. Stock issued or to be issued under the Plan shall be authorized but unissued shares, or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an Award are not purchased or

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are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

5.    EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.    Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

5.2.    Term.

The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.

5.3.    Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.    AWARD ELIGIBILITY AND LIMITATIONS

6.1.     Service Providers and Other Persons

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, (ii) any Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2.    Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.    Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(i) the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is 1,500,000 per calendar year;

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(ii) the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is 1,000,000 per calendar year; and

(iii) the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any calendar year by any one Grantee shall be $3,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $5,000,000.

The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

6.4.    Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

6.5.    Stand-Alone, Additional, Tandem, and Substitute Awards

Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Stock Units or Restricted Stock), or in which the Option Price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an Option Price “discounted” by the amount of the cash compensation surrendered).

7.    AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.    TERMS AND CONDITIONS OF OPTIONS

8.1.    Option Price

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an

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Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.    Vesting.

Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.

8.3.    Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

8.4.    Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.    Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

8.6.    Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

8.7.    Rights of Holders of Options

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him or her. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

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8.8.    Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

8.9.    Transferability of Options

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.    Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

9.    STOCK APPRECIATION RIGHTS

The Board is authorized to grant Stock Appreciation Rights (“SARs”) to Grantees on the following terms and conditions:

9.1.    Right to Payment.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for a SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a share of Stock on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option may have a grant price that is equal to the Option Price, even if such grant price is less than the Fair Market Value of a share of Stock on the grant date of the SAR.

9.2.    Other Terms.

The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

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10.    RESTRICTED STOCK AND STOCK UNITS

10.1.     Grant of Restricted Stock or Stock Units.

The Board may from time to time grant Restricted Stock or Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms, if any, as the Board may determine. Awards of Restricted Stock may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

10.2.    Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

10.3.    Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4.    Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

10.5.    Rights of Holders of Stock Units.

10.5.1.    Voting and Dividend Rights.

Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

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10.5.2.    Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.    Termination of Service.

Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

10.7.    Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

10.8.    Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.    UNRESTRICTED STOCK AWARDS

The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

12.    FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1.    General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2.    Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

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12.3.    Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides and to the extent permitted by law, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

12.4.    Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

13.    DIVIDEND EQUIVALENT RIGHTS

13.1.    Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

13.2.    Termination of Service.

Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

14.    PERFORMANCE AND ANNUAL INCENTIVE AWARDS

14.1.    Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

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14.2.    Performance or Annual Incentive Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.

14.2.1.    Performance Goals Generally.

The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

14.2.2.    Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders’ equity, (15) revenue, (16) cash flow, (17) profit before interest and taxes (18) clinical and product developments or regulatory milestones and (19) geographical expansion.

14.2.3.    Timing For Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

14.2.4.    Performance or Annual Incentive Award Pool.

The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards.

14.2.5.    Settlement of Performance or Annual Incentive Awards; Other Terms.

Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The

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Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

14.3.    Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

14.4.    Status of Section 14.2 Awards Under Code Section 162(m)

It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.    PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this

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Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

16.    REQUIREMENTS OF LAW

16.1.    General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2.    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.    EFFECT OF CHANGES IN CAPITALIZATION

17.1.    Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected

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without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2.    Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

17.3.    Corporate Transaction.

Subject to the exceptions set forth in the last sentence of this Section 17.3 and the last sentence of Section 17.4:

(i) upon the occurrence of a Corporate Transaction, all outstanding shares of Restricted Stock and all Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed and the shares of stock subject to such Stock Units shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

(ii) either of the following two actions shall be taken:

(A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the

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amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Restricted Stock and Stock Units theretofore granted, or for the substitution for such Options, SARs, Restricted Stock and Stock Units for new common stock options and stock appreciation rights and new common stock restricted stock and stock units relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs, Restricted Stock and Stock Units theretofore granted shall continue in the manner and under the terms so provided.

17.4.    Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3.

17.5.    No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.    GENERAL PROVISIONS

18.1.    Disclaimer of Rights

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

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18.2.    Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

18.3.    Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

18.4.    Captions

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5.    Other Provisions

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.6.    Number and Gender

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.7.    Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8.    Governing Law

The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

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Appendix D

CYTYC CORPORATION

2004 EMPLOYEE STOCK PURCHASE PLAN

Appendix D

-i-

CYTYC CORPORATION

2004 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors of the Company has adopted this 2004 Employee Stock Purchase Plan to enable eligible employees of the Company and its Participating Affiliates, through payroll deductions or other cash contributions, to purchase shares of the Company’s Common Stock. The Plan is for the benefit of the employees of the Company and any Participating Affiliates. The Plan is intended to benefit the Company by increasing the employees’ interest in the Company’s growth and success and encouraging employees to remain in the employ of the Company or its Participating Affiliates. The provisions of the Plan are set forth below:

1.    DEFINITIONS

1.1. “Board” means the Board of Directors of the Company.

1.2. “Code” means the Internal Revenue Code of 1986, as amended.

1.3. “Committee” means a committee of, and designated from time to time by resolution of, the Board.

1.4. “Common Stock” means the Company’s common stock, par value $0.01 per share.

1.5. “Company” means Cytyc Corporation.

1.6. “Effective Date” means March 24, 2004, the date the Plan is approved by the Board.

1.7. “Fair Market Value” means the value of each share of Common Stock subject to the Plan on a given date determined as follows: if on such date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the exchange or market selected by the Board if there is more than one such exchange or market) on such date or, if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such day or, if no sale of the shares of Common Stock is reported for such day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such system or traded on such a market, fair market value shall be determined by the Board in good faith.

1.8. “Participating Affiliate” means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder).

1.9. “Plan” means the Cytyc Corporation 2004 Employee Stock Purchase Plan.

1.10. “Purchase Period” means the period determined by the Committee pursuant to Section 8 during which payroll deductions or other cash payments are accumulated for the purpose of purchasing Common Stock under the Plan and on the last trading day of which purchases of Common Stock are made under the Plan.

1.11. “Purchase Price” means the purchase price of each share of Common Stock purchased under the Plan.

2.    SHARES SUBJECT TO THE PLAN.

Subject to adjustment as provided in Section 26 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is two million (2,000,000). The shares issuable under the Plan may, in the discretion of the Board, be authorized but unissued shares, treasury shares, or shares purchased on the open market.

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3.    ADMINISTRATION.

The Plan shall be administered under the direction of the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

4.    INTERPRETATION.

It is intended that the Plan will meet the requirements for an “employee stock purchase plan” under Section 423 of the Code, and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

5.    ELIGIBLE EMPLOYEES.

Any employee of the Company or any of its Participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (i) an employee who has been employed by the Company or any of its Participating Affiliates for less than ninety days as of the beginning of a Purchase Period; (ii) an employee whose customary employment is 20 hours or less per week; and (iii) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular Participating Affiliate.

6.    PARTICIPATION IN THE PLAN.

An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize: (i) payment of the Purchase Price by payroll deductions, and if authorized by the Committee, payment of the Purchase Price by means of periodic cash payments from participating employees, and (ii) the purchase of shares of Common Stock for the employee’s account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of a Purchase Period.

7.    OFFERINGS.

At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 6 above), the employee shall elect to have deductions made from his or her pay on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee’s account under the Plan. No interest shall accrue on the payroll deductions of a participating employee. Pursuant to Section 6 above, the Committee shall also have the authority to authorize in the election form the payment for shares of Common Stock through cash payments from participating employees. An employee may not during any Purchase Period change his or her percentage of payroll deduction for that Purchase Period, nor may an employee withdraw any contributed funds, other than in accordance with Sections 16 through 20 below.

8.    PURCHASE PERIODS.

The commencement date and duration of the Purchase Periods shall be determined by the Committee; provided, that, the duration of each Purchase Period shall not exceed 27 months. The first Purchase Period under the Plan shall commence on the date determined by the Committee.

9.    RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.

Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Purchase Period. The Purchase Price of each share of Common Stock shall be the lesser of 85 percent of the Fair Market Value of the Common Stock (i) on the first trading day of the Purchase Period or

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(ii) on the last trading day of the Purchase Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock. The Committee may change the Purchase Price, including a reduction or elimination of the 15 percent discount; provided, however that any such change in the Purchase Price shall become effective as of the first day of the next following Purchase Period, unless a change is required sooner by any governmental or regulatory body.

10.    TIMING OF PURCHASE

Unless a participating employee has given prior written notice terminating such employee’s participation in the Plan, or the employee’s participation in the Plan has otherwise been terminated as provided in Sections 16 through 20 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Purchase Period (except as provided in Section 16 below) for the number of shares of Common Stock which the accumulated funds in the employee’s account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in Section 15 below and subject to adjustment under Section 26 below.

11.    PURCHASE LIMITATION

Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other “employee stock purchase plans” of the Company and its Participating Affiliates shares of Common Stock having an aggregate Fair Market Value in excess of $25,000, determined as of the first trading date of the Purchase Period as to shares purchased during such period. In addition, no employee may purchase more than 1,800 shares of Common Stock in any one Purchase Period and no employee may elect to contribute more than ten percent (10%) of his or her compensation in any Purchase Period. The Committee may change the limit on the number of shares that may be purchased in each Purchase Period or the percentage of compensation that may be contributed from time to time, in its sole discretion; provided, however, that any such changes shall be imposed as of the first day of the next following Purchase Period. For the purpose of the Plan, “compensation” means base salary plus bonus.

12.    ISSUANCE OF STOCK CERTIFICATES AND SALE OF PLAN SHARES.

On the last trading day of the Purchase Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Purchase Period and will become a stockholder with respect to the shares purchased during such period. Shares purchased under the Plan will be held in the custody of an agent (the “Agent”) appointed by the Board of Directors. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating employees. The Committee shall have the right to require any or all of the following with respect to shares of Common Stock purchased under the Plan:

(i) that a participating employee may not request that all or part of the shares of Common Stock be reissued in the employee’s own name and the stock certificates delivered to the employee until two years (or such shorter period of time as the Committee may designate) have elapsed since the first day of the Purchase Period in which the shares were purchased and one year has elapsed since the day the shares were purchased (the “Section 423 Holding Period”);

(ii) that all sales of shares during the Section 423 Holding Period applicable to such shares be performed through a licensed broker acceptable to the Company; and

(iii) that participating employees abstain from selling or otherwise transferring shares of Common Stock purchased pursuant to the Plan for a period lasting up to two years from the date the shares were purchased pursuant to the Plan.

13.    WITHHOLDING OF TAXES.

To the extent that a participating employee realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares

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that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Purchase Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

14.    ACCOUNT STATEMENTS.

The Company will cause the Agent to deliver to each participating employee a statement for each Purchase Period during which the employee purchases Common Stock under the Plan, reflecting the amount of payroll deductions during the Purchase Period, the number of shares purchased for the employee’s account, the price per share of the shares purchased for the employee’s account and the number of shares held for the employee’s account at the end of the Purchase Period.

15.    PARTICIPATION ADJUSTMENT.

If in any Purchase Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 2 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 10 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee’s account after such exercise will be refunded to the employee.

16.    CHANGES IN ELECTIONS TO PURCHASE.

a.    Ceasing Payroll Deductions or Periodic Payments

A participating employee may, at least two (2) business days prior to the last trading day of the Purchase Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), in accordance with the following alternatives:

(i) The employee’s option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee’s account; or

(ii) Withdraw the amount in such employee’s account and terminate such employee’s option to purchase.

b.    Increasing or Decreasing Payroll Deductions During a Purchase Period

A participating employee may not increase or decrease his or her rate of contribution during a Purchase Period.

c.    Modifying Payroll Deductions or Periodic Payments at the Start of a Purchase Period

Any participating employee may, at least 10 days prior to the start of a Purchase Period, increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Purchase Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 6 above.

17.    TERMINATION OF EMPLOYMENT.

In the event a participating employee leaves the employ of the Company or a Participating Affiliate for any reason prior to the last day of the Purchase Period, the amount in the employee’s account will be distributed to the employee (or to the employee’s beneficiary (or estate in the case a beneficiary is not named) in the case of the employee’s death) and the employee’s option to purchase will terminate.

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18.    LEAVE OF ABSENCE.

Notwithstanding Section 17 above, a participating employee’s employment shall be treated as continuing while the participating employee is on military leave, sick leave or other bona fide leave of absence, for up to ninety (90) days, or for so long as the participating employee’s right to re-employment is guaranteed either by statute or by contract, if longer than ninety (90) days. If a participating employee’s payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the participating employee on the day the interruption occurs.

19.    FAILURE TO MAKE PERIODIC CASH PAYMENTS.

Under any of the circumstances contemplated by this Plan, where the purchase of shares is to be made through periodic cash payments in lieu of payroll deductions, the failure to make any such payments shall reduce, to the extent of the deficiency in such payments, the number of shares purchasable under this Plan by the participating employee.

20.    TERMINATION OF PARTICIPATION.

A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either (a) the Board elects to terminate the Plan as provided in Section 25 below, or (b) the employee ceases to be eligible to participate in the Plan under Section 5 above. As soon as practicable following termination of an employee’s participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee’s account and a stock certificate representing the number of whole shares held in the employee’s account. Once terminated, participation may not be reinstated for the then current Purchase Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Purchase Period.

21.    ASSIGNMENT.

No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee’s death, to the employee’s beneficiary (or estate in the case a beneficiary is not named)). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

22.    APPLICATION OF FUNDS.

All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees’ accounts will not be segregated.

23.    NO RIGHT TO CONTINUED EMPLOYMENT.

Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its Participating Affiliates, nor will an employee’s participation in the Plan restrict or interfere in any way with the right of the Company or any of its Participating Affiliates to terminate the employee’s employment at any time.

24.    AMENDMENT OF PLAN.

The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in Section 9 above used in calculating the Purchase Price); provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares specified in Section 2 above that may be made available for purchase under the Plan (except as provided in Section 26 below) or (b) changing the eligibility requirements for participating in the Plan. No amendment may be made that impairs the vested rights of participating employees.

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25.    TERM AND TERMINATION OF THE PLAN.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the stockholders of the Company; provided, however, that upon approval of the Plan by the stockholders of the Company, all rights to purchase shares granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan on or before one year after the Effective Date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. No shares shall be sold pursuant to the Plan unless the Plan is approved by the Company’s stockholders in accordance with this Section 25. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten (10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 2 above have been issued.

26.    EFFECT OF CHANGES IN CAPITALIZATION.

a.    Changes in Stock.

If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of the Common Stock of the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares for which rights are outstanding under the Plan, and (ii) the Purchase Price per share.

b.    Reorganization in Which the Company Is the Surviving Corporation.

Subject to Section 26(c), if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

c.    Reorganization in Which the Company Is Not the Surviving Corporation, Sale of Assets or Stock, and other Corporate Transactions.

Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation)

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approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Purchase Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 12 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees at least ten (10) days prior to the date upon which the Plan will be terminated.

d.    Adjustments.

Adjustments under this Section 26 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

e.    No Limitations on Company.

The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

27.    GOVERNMENTAL REGULATION.

The Company’s obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

28.    STOCKHOLDER RIGHTS.

Dividends paid with respect to shares credited to each participating employee’s account will be themselves credited to such account and, if paid in cash, will automatically be reinvested in whole and fractional shares of Common Stock. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an employee’s account will be voted in accordance with the employee’s duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

29.    RULE 16b-3.

Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30.    PAYMENT OF PLAN EXPENSES.

The Company will bear all costs of administering and carrying out the Plan.

* * *

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DETACH HERE	2CYTC2

PROXY

CYTYC CORPORATION

Proxy for Annual Meeting of Stockholders

May 26, 2004

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Patrick J. Sullivan and Leslie Teso-Lichtman and each or both of them, proxy, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 26, 2004 at 11:00 a.m. at the Company’s headquarters located at 85 Swanson Road, Boxborough, Massachusetts 01719, and at any postponements or adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 13, 2004, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their judgment, upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

CYTYC CORPORATION

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/cytc	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.	#CYT

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS DESCRIBED IN ITEM 1, FOR THE PROPOSALS IN ITEMS 2, 3, 4 AND IN THE JUDGMENT OF THE PROXIES NAMED HEREIN WITH RESPECT TO ITEM 5.

1. To elect three directors to Class II of the Company’s Board of Directors, each to serve for a term of three years or until his or her successor is elected and qualified.

Nominees:  (01) Walter E. Boomer,

                    (02) Daniel J. Levangie and

                    (03) Joseph B. Martin, M.D., Ph.D.

				2. To approve the Company’s 2004 Omnibus Stock Plan, which provides for the issuance of up to 12,250,000 shares of the Company’s Common Stock in the form of stock option and other stock awards.	FOR ☐	AGAINST ☐		ABSTAIN ☐

FOR	☐	☐	WITHHELD	3. To approve the Company’s 2004 Employee Stock Purchase Plan, which provides for the issuance of up to 2,000,000 shares of the Company’s Common Stock to participating employees.	FOR ☐	AGAINST ☐		ABSTAIN ☐

☐_____________________________ For all nominees except as noted above				4. To ratify the selection of Deloitte & Touche LLP, independent certified public accountants, as auditors for the fiscal year ending December 31, 2004.	FOR ☐	AGAINST ☐		ABSTAIN ☐

5. To transact such other business as may properly come before the Annual Meeting or any postponements of adjournments thereof.

				MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:  __________________________________ Date:   _________ Signature: _______________________ Date: _______